Exhibit T3E-2

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 1

I, Lucas Livingstone Felizola Soares de Andrade, Sworn Public Translator, attest that I was presented with an original document in Portuguese language to be translated to the English language, which I perform in compliance with my duty, as follows://

//

Joint Judicial Reorganization Plan of the Constellation Group Companies Amended and Restated on March 24, 2022

Serviços de Petróleo Constellation S.A. – in Judicial Reorganization, a closely held corporation, enrolled with the CNPJ/ME under No. 30.521.090/0001-27, headquartered at Av. Presidente Antônio Carlos, n. 51, 3º, 5º, 6º e 7º andares, Centro, Rio de Janeiro, State of Rio de Janeiro, CEP (ZIP Code) 20020-010 (“Constellation”); Serviços de Petróleo Constellation Participações S.A. – in Judicial Reorganization, a closely held corporation, enrolled with CNPJ/ME under No. 12.045.924/0001-93, headquartered at Av. Presidente Antônio Carlos, No. 51, sala 601, 6th floor, Centro, Rio de Janeiro, State of Rio de Janeiro, ZIP CODE 20020-010 (“Constellation Par”); Manisa Serviços de Petróleo Ltda.- in Judicial Recovery, a limited liability company, enrolled with the CNPJ/ME under No. 11.801.519/0001-95, with its principal place of business at Rua do Engenheiro, No. 736, quadra I, lotes 02, 03, 04, 05, 08, 09 and 10, Rio das Ostras, State of Rio de Janeiro, Zip Code 28.890-000 (“Manisa”); Tarsus Serviços de Petróleo Ltda. - in Judicial Recovery, a limited liability company, enrolled in the National Register of Legal Entities under CNPJ/ME No. 11.801.960/0001-77, headquartered at Rua do Engenheiro, 736, quadra I, lotes 02, 03, 04, 05, 08, 09 and 10, Rio das Ostras, State of Rio de Janeiro, Zip Code 28.890-000 (“Tarsus”); Alpha Star Equities Ltd. (in Provisional Liquidation), a company headquartered at Tortola Pier Park, Building 1, 2nd Floor, Wickhams Cay I, Road Town, Tortola, British Virgin Islands (“Alpha Star”); Amaralina Star Ltd. headquartered at Tortola Pier Park, Building 1, 2nd Floor, Wickhams Cay I, Road Town, Tortola, British Virgin Islands (“Amaralina”); Arazi S.À.R.L. Wickhams at Avenue de la Gare, 8-10, Zip Code 1616, Luxembourg (“Arazi”); Brava Star Ltd. headquartered at Tortola Pier Park, Building 1, 2nd Floor, Wickhams Cay I, Road Town, Tortola, British Virgin Islands (“Brava”); Constellation Oil Services Holding S.A. a company with registered office at Avenue de la Gare, n. 8-10, Luxembourg, registered under n. B163424 (“Constellation Holding”); Constellation Overseas Ltd. (in Provisional Liquidation), a company registered with the CNPJ/ME under No. 12.981.793/0001-56, headquartered at Tortola Pier Park, Building 1, 2nd Floor, Wickhams Cay I, Road Town, Tortola, British Virgin Islands (“Constellation Overseas”); Constellation Services Ltd. (in Provisional Liquidation), a company headquartered at Tortola Pier Park, Building 1, 2º Floor, Wickhams Cay I, Road Town, Tortola, British Virgin Islands, enrolled with the CNPJ/ME under No. 26.496.540/0001-00 (“Constellation Services”); Gold Star Equities Ltd. (in Provisional Liquidation), a company headquartered at Tortola Pier Park, Building 1, 2nd Floor, Wickhams Cay I, Road Town, Tortola, British Virgin Islands (“Gold Star”); Lancaster Projects Corp. a company headquartered at Tortola Pier Park, Building 1, 2nd Floor, Wickhams

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 2

Cay I, Road Town, Tortola, British Virgin Islands (“Lancaster”); Laguna Star Ltd.(in Provisional Liquidation), a company having its registered office at Tortola Pier Park, Building 1, 2nd Floor, Wickhams Cay I, Road Town, Tortola, British Virgin Islands (“Laguna”); Lone Star Offshore Ltd. (in Provisional Liquidation), a company headquartered at Tortola Pier Park, Building 1, 2nd Floor, Wickhams Cay I, Road Town, Tortola, British Virgin Islands (“Lone Star”); Snover International Inc. a company headquartered at Tortola Pier Park, Building 1, 2nd Floor, Wickhams Cay I, Road Town, Tortola, British Virgin Islands (“Snover”); and Star International Drilling Limited (In Provisional Liquidation), company registered with the CNPJ/ME under No. 05.722.506/0001-28, headquartered at Clifton House, 75 Fort Street, George Town, P.O. Box 1350, Cayman Islands (“Star Drilling” and together with Constellation, Constellation Par, Manisa, Tarsus, Alpha Star, Amaralina, Arazi, Brava Star, Constellation Holding, Constellation Overseas, Constellation Services, Gold Star, Lancaster, Laguna, Lone Star, Snover, by themselves or by their Joint Provisional Liquidators, as defined below, “Constellation Group” or “Companies under reorganization”) make available, in the records of the Judicial Recovery (as defined below), pending before the Judicial Reorganization Court (as defined below), this Restated Plan (as defined below), pursuant to article 53 of the LRF (as defined below), whose terms and conditions are regulated according to the clauses below.

1 Definitions and Rules of Interpretation.

1.1 Definitions. The terms and expressions used in capital letters, whenever mentioned in this Restated Plan, shall have the meanings attributed to them in this Clause 0. Such definite terms shall be used, as appropriate, in their singular or plural form, in the male or female gender, without thereby losing the meaning attributed to them.

1.1.1 “Shareholders”: means, together, the Original Shareholders and the New Shareholders.

1.1.2 “Class A Shareholders” or “Legacy Shareholders”: are LuxCo and CIPEF, who, until the Closing Date, hold all of the issued shares of Constellation Holding and, after the Closing Date, will hold Class A Shares of Constellation Holding, provided that the terms of the New Plan Support Agreement are observed and the requirements set forth in the Trust Documents, as defined in the New Plan Support Agreement and its exhibits and in the Term Sheet, are met, with Trust Cayman remaining the holder of the Class A Shares of Constellation Holding with respect to LuxCo until such requirements are met.

1.1.3 “Class B Shareholders”: means, in aggregate, the holders of Class B-1 Shares and the holders of Class B-2 Shares of Constellation Holding.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 3

1.1.4 “Class A Shares”: means the Class A shares to be issued by Constellation Holding, having the rights granted to such shares under the New Shareholders Agreement and the other corporate documents of Constellation Holding as provided in the New Plan Support Agreement, the Term Sheet and its related annexes.

1.1.5 “Class B Shares”: means the Class B-1 Shares and the Class B-2 Shares, considered together.

1.1.6 “Class B-1 Shares”: means the Class B-1 shares to be issued by Constellation Holding, having the rights granted to such shares under the New Shareholders Agreement and the other corporate documents of Constellation Holding as provided in the New Plan Support Agreement, the Term Sheet and its related annexes.

1.1.7 “Class B-2 Shares”: means the Class B-2 shares to be issued by Constellation Holding, having the rights granted to such shares under the New Shareholders Agreement and the other corporate documents of Constellation Holding as provided in the New Plan Support Agreement, the Term Sheet and its related annexes.

1.1.8 “Class C Shares”: means the Class C-1 Shares, the Class C-2 Shares, the Class C-3 Shares and the Class C-4 Shares, considered together.

1.1.9 “Class C-1 Shares”: means the Class C-1 shares to be issued by Constellation Holding, having the rights granted to such shares in the New Shareholders Agreement and the other corporate documents of Constellation Holding as provided in the New Plan Support Agreement, the Term Sheet and its related annexes.

1.1.10 “Class C-2 Shares”: means the Class C-2 shares to be issued by Constellation Holding, having the rights granted to such shares in the New Shareholders Agreement and the other corporate documents of Constellation Holding as provided in the New Plan Support Agreement, the Term Sheet and its related annexes.

1.1.11 “Class C-3 Shares”: means the Class C-3 shares to be issued by Constellation Holding, having the rights granted to such shares under the New Shareholders Agreement and the other corporate documents of Constellation Holding as provided in the New Plan Support Agreement, the Term Sheet and its related annexes.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 4

1.1.12 “Class C-4 Shares”: means the Class C-4 shares to be issued by Constellation Holding, having the rights granted to such shares under the New Shareholders Agreement and the other corporate documents of Constellation Holding as provided in the New Plan Support Agreement, the Term Sheet and its related annexes.

1.1.13 “Original Plan Support Agreement”: means the Second Amended and Restated Plan Support Agreement and Lock-up Agreement and its attachments thereto, entered into on June 28, 2019 by the Constellation Group, its Legacy Shareholders and certain Creditors, which constituted Annex III to the Original Plan.

1.1.14 “Bradesco Reimbursement Agreements”: are (i) theReimbursement Agreement, dated as of May 25, 2016, as amended, entered into between Bradesco, as issuer of the letter of credit, and Constellation Overseas, as applicant of the letter of credit; and (ii) the Reimbursement Agreement, dated August 7, 2015, as amended, entered into between Bradesco, as issuer of the letter of credit, and Constellation Overseas, as applicant of the letter of credit, which, by virtue of of the Original Plan Support Agreement, were amended and replaced by the Amendments and Consolidations of the Reimbursement Agreements (Amended and Restated Reimbursement Agreements), dated December 18, 2019, signed between Bradesco, as issuer of letters of credit, and Constellation Overseas, as applicant for letters of credit, which will be amended and replaced in the form of the New Plan Support Agreement and Term Sheet.

1.1.15 “Judicial Administrator”: It is the Law Firm Marcello Macêdo Advogados, represented by Mr. Marcello Macêdo, lawyer enrolled with OAB/RJ under No. 65,541, as appointed by the Court of Reorganization, under the terms of Chapter II, Section III of the LRF, or whoever may replace him from time to time.

1.1.16 “Disposal of Assets”: means the operations of disposal of Assets, whether or not isolated productive units, through direct sale, in the form of article 66 of the LRF and/or in accordance with the rules of competitive process contained in article 60, main section and sole paragraph, in article 142 and in the other applicable provisions of the LRF and in article 133, §1 of the National Tax Code, pursuant to the terms of Clause 5 below. The rules of competitive processes, including the description of the specific Assets that will form the isolated production units, will be established in the respective notices, being certain that any Assets granted in guarantee to any creditors without prior written authorization from the respective creditor beneficiary of the guarantee in question, pursuant to §1 of article 50 of the LRF. The assets and rights that will comprise the eventual isolated production units will be sold free of any debts, contingencies and obligations of the Constellation Group and its subsidiaries or related parties, including, without limitation, those of a tax, environmental and labor nature.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 5

1.1.17 “Alpha Star”: has the meaning assigned in the recitals.

1.1.18 “Amaralina”: has the meaning assigned in the recitals.

1.1.19 “Amaralina Star Term Loans”: has the meaning assigned in the Amaralina and Laguna Loan Agreement.

1.1.20 “ANP”: the Brazilian National Agency for Petroleum, Natural Gas and Biofuels.

1.1.21 “Approval of the Restated Plan”: is the approval of the Restated Plan at the Creditors Meeting. For the purposes of this Restated Plan, Approval of the Restated Plan is deemed to occur on the date of the Creditors Meeting that votes on and approves the Restated Plan, even if the Restated Plan is not approved by all Classes of Creditors on this occasion, provided that it is subsequently approved in court pursuant to articles 45 or 58 of the LRF, as applicable.

1.1.22 “Arazi”: has the meaning assigned in the recitals.

1.1.23 “Creditors Meeting”: means any General Meeting of Creditors held pursuant to Chapter II, Section IV, of the LRF.

1.1.24 “Asset” or “Assets”: means all real or personal property and the rights that comprise the current assets of the Debtors, as defined in the Corporation Law, including, but not limited to, the drilling units owned by the Debtors and equity interests in other companies.

1.1.25 “2019 Bonds”: are the senior unsecured notes (bonds) due 2019 issued by Constellation Holding at a rate of 6.25% in the form of the Indenture dated November 9, 2012, as amended from time to time, which, by virtue of the Original Plan and the Original Plan Support Agreement, were replaced by the 2030 Bonds.

1.1.26 “2024 Bonds” are the senior secured notes (bonds) due 2024 issued by Constellation Holding, in the form of the Indenture dated July 27, 2017, entered into among Constellation Holding, as issuer, Constellation Overseas, Lone Star, Gold Star, Olinda, Snover and Star Drilling, as guarantors, Arazi as partial guarantor, at a rate of 9.00% cash and 0.50% PIK, which, by virtue of the Original Plan and the Original Plan Support Agreement, were replaced by the New 2024 Bonds.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 6

1.1.27 “2030 Bonds “: means the senior credit notes (6.25% PIK/Cash Senior Notes) due 2030 issued by Constellation Holding at the rate of 6.25% in the form of the Indenture dated December 18, 2019, as amended from time to time, which will be restructured and replaced in the form of Clause 8.3.1 below.

1.1.28 “Subscription Warrants “: shall mean the cashless warrants to be issued by Constellation Holding pursuant to the New Plan Support Agreement, the Term Sheet and the annexes thereto, provided for in Clause 8.2.1.3 below.

1.1.29 “Bradesco”: Banco Bradesco S.A., Grand Cayman branch.

1.1.30 “Brava Star”: has the meaning assigned in the recitals.

1.1.31 “Adjusted Free Cash”: has the meaning stipulated in the New Plan Support Agreement and its annexes, as well as in Appendix IX of the Term Sheet.

1.1.32 “Free Cash”: has the meaning stipulated in the New Plan Support Agreement and its annexes, as well as in Appendix IX of the Term Sheet.

1.1.33 “Perennial Letter of Credit”: means the new letter of credit to be issued by Bradesco, pursuant to the terms of the New Plan Support Agreement and its Annexes, as well as at Appendix I-B of the Term Sheet, in the total amount of $30.200,000.00, in guarantee and for the benefit of the agent of the ALB Guaranteed LC Loan Agreement, replacing the Bradesco Letters of Credit. The Perennial Letter of Credit will be initially valid for one (1) year from the Closing Date, but will be automatically renewed annually on the anniversary date. The validity of the Perennial Letter of Credit will be automatically extended if the maturity of the ALB Guaranteed LC Loan Agreement is also extended and will be automatically discharged if the ALB Guaranteed LC Loan Agreement is paid in full. The Perennial Letter of Credit will be enforceable in the cases provided for in the New Plan Support Agreement and its annexes, as well as in Appendix I-B of the Term Sheet.

1.1.34 “Bradesco Letters of Credit”: means (i) the letter of credit issued by Bradesco on behalf and order of Constellation Overseas for the benefit of Laguna in the amount of US$ 24,000.000.00 and (ii) the letter of credit issued by Bradesco for the account and order of Constellation Overseas for the benefit of Brava Star in the amount of US$ 6,200,000.00, renewed under the Original Plan and the Original Plan Support Agreement, which guarantee US$ 30.200,000.00 of the Subject ALB Credits (“LC Secured ALB Credits”) and will be replaced by the Perennial Letter of Credit, on the Closing Date, for the benefit of the creditors holding the LC Secured ALB Credits, as provided in the New Plan Support Agreement and its annexes, as well as in Appendix I-B of the Term Sheet.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 7

1.1.35 “CIPEF”: the minority shareholders’ direct or indirect investment funds of the Debtors, whose investment advisor is Capital International Inc.

1.1.36 “Classes”: Categories in which the Debtors’ Bankruptcy Credits are classified according to the nature of the Bankruptcy Credits, as provided for in Article 41 of the LRF.

1.1.37 “CNPJ/ME”: means the Corporate Taxpayer Registry of the Ministry of Economy.

1.1.38 “Civil Code” means Law No. 10,406 of January 10, 2002, as amended.

1.1.39 “National Tax Code”: means Law n. 5.172, of October 25, 1966, as amended.

1.1.40 “Constellation Holding”: has the meaning assigned in the recitals.

1.1.41 “Constellation Overseas”: has the meaning assigned in the recitals.

1.1.42 “Constellation Par”: has the meaning assigned in the recitals.

1.1.43 “Constellation Services”: has the meaning assigned in the recitals.

1.1.44 “Reserve Accounts”: the debt service reserve accounts, which serve as collateral for ALB Credits.

1.1.45 “ALB Secured LC Loan Agreement”: means the loan agreement to be entered into between Laguna, Brava and the ALB Creditors, as a result of the New Plan Support Agreement and its annexes, as well as Appendix I-B of the Term Sheet and this Restated Plan, which will intrument the ALB Secured LC Credit secured by the Perennial Letter of Credit.

1.1.46 “Amaralina and Laguna Original Loan Agreement”: means the Senior Syndicated Credit Facility Agreement, entered into on March 27, 2012, between Amaralina and Laguna, as borrowers, certain banks, as creditors, and administrative and collateral agents, as amended from time to time, which, by virtue of the Original Plan and the Original Plan Support Agreement, was amended by the Amaralina and Laguna Loan Agreement.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 8

1.1.47 “Amaralina and Laguna Loan Agreement” means the Second Amended and Restated Credit Agreement, entered into as of December 18, 2019, among Amaralina and Laguna, as borrowers, certain banks, as lenders, and administrative and collateral agents, which instrumentalizes the payment terms and conditions agreed to in the Original Plan and the Original Plan Support Agreement for the A/L Secured Credits and the A/L Unsecured Credits.

1.1.48 “Bradesco Loan Agreement” means the Amended And Restated Credit Agreement entered into on December 18, 2019, between Constellation Overseas, as borrower, and Bradesco, as lender, which instrumentalizes the payment terms and conditions agreed to in the Original Plan and the Original Plan Support Agreement for the Subject Bradesco Credits.

1.1.49 “Non-Subject Bradesco Loan Agreement”: means the Loan Agreement(Credit Agreement) entered into on December 18, 2019, between Constellation Overseas, as borrower, and Bradesco, as lender, which instrumentalizes the terms and conditions of payment of the loan in the historical amount of $10.000,000.00, granted, pursuant to the Original Plan and the Original Support Agreement, after the Petition Date.

1.1.50 “Original Brava Loan Agreement”: means the Senior Syndicate Credit Facility Agreement entered into on November 21, 2014, by Brava Star, as borrower, certain banks, as lenders, and administrative and collateral agents, as amended from time to time, which, by virtue of the Original Plan and the Original Plan Support Agreement, was amended by the Brava Loan Agreement.

1.1.51 “Brava Loan Agreement” means the Second Amended and Restated Credit Agreement entered into on December 18, 2019, among Brava Star, as borrower, certain banks, as lenders, and administrative and collateral agents, which instrumentalizes the payment terms and conditions agreed to in the Original Plan and the Original Plan Support Agreement for the Subject Brava Credits and the Non-Subject Brava Credits.

1.1.52 “ALB Restructured Loan Agreement” means the loan agreement to be entered into between Amaralina, Laguna and Brava, as borrowers, certain banks, as lenders, and administrative and collateral agents, replacing the Brava Loan Agreement and the Amaralina and Laguna Loan Agreement, which will instrument the terms and conditions of payment agreed to in this Restated Plan, in the New Plan Support Agreement and its annexes, as well as in Appendix I-A of the Term Sheet, for the ALB Credits, with the exception of the LC Secured ALB Credits.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 9

1.1.53 “Original Bradesco Loan Facility Agreements”: are the Loan Facility Agreements entered into on May 9, 2014 and January 30, 2015, by Constellation Overseas as borrower and Bradesco as lender, as amended from time to time, which, by virtue of the Original Plan and the Original Plan Support Agreement, were amended by the Bradesco Loan Facility Agreement.

1.1.54 “Credits”: are the credits and obligations (including obligations to do) held by the Creditors against the Companies under Reorganization, whether overdue or falling due, materialized or contingent, liquidated or unliquidated, object or not of a judicial dispute, arbitration procedure or administrative procedure, initiated or no, and whether or not they are subject to the effects of this Restated Plan.

1.1.55 “A/L Credits”: are the Subject A/L Credits and Non-Subject A/L Credits, considered together.

1.1.56 “Non-Subject A/L Credits”: means the loan in the historical amount of $27,202.963.71, maturing on November 9, 2023, granted by certain banks to Amaralina and Laguna, under the Original Plan and the Original Support Agreement, after the Petition Date, which is not subject to the effects of this Judicial Recovery and enjoys all the benefits set forth in Article 67, Section IV-A and Article 84 I-B, all of the LRF, and which shall be restructured on a voluntary basis by the A/L Creditors, in the form of Appendix I-A of the Term Sheet and Clause 8.2.1 below.

1.1.57 “Subject A/L Credits”: are the credits arising from the Amaralina and Laguna Original Loan Agreement, as restructured by the Original Plan and the Original Plan Support Agreement, which will be restructured according to the conditions set forth in Appendix I-A of the Term Sheet and Clause 8.2.1 below.

1.1.58 “ALB Guaranteed LC Credits”: has the meaning given in Clause 1.1.34 above.

1.1.59 “ALB Credits”: means the A/L Subject Credits, A/L Non-Subject Credits, the Brava Subject Credits and the Brava Non-Subject Credits, considered together. ALB Credits encompasses the ALB Credit Guaranteed LC.

1.1.60 “Restructured ALB Credits “: are the credits arising from the ALB Restructured Loan Agreement.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 10

1.1.61 “Subject ALB Credits”: means the Subject A/L Credits and the Subject Brava Credits, considered together.

1.1.62 “Non-Subject ALB Credits”: means the Non-Subject A/L Credits and the Non-Subject Brava Credits, considered together.

1.1.63 “2030 Bonds Credits”: are the Credits arising from the 2030 Bonds.

1.1.64 “Non-Subject Bradesco Credits”: means (i) Credits arising from the Non-Subject Bradesco Loan Agreement, which is not subject to the effects of this Judicial Reorganization and enjoys all the benefits established by article 67, by Section IV-A and by article 84, IB, all of the LRF, and which will be voluntarily restructured by Bradesco, pursuant to Appendix III of the Term Sheet and Clause 8.2.4 below; (ii) any credits arising from the Perennial Letter of Credit; as well as (iii) any credits arising from the Bradesco Reimbursement Agreements and Bradesco Letters of Credit, as they were not signed to the detriment of the Companies under Reorganization before the Petition Date.

1.1.65 “Restructured Bradesco Credits”: are the Bradesco Subject Credits and the credits arising from the Bradesco Non-Subject Loan Agreement.

1.1.66 “Bradesco Subject Credits”: are the credits arising from the Bradesco Loan Agreement, as restructured by the Original Plan and by the Original Plan Support Agreement, which will be restructured according to the conditions set forth in Appendix III of the Term Sheet and Clause 8.2. 4 below.

1.1.67 “Non-Subject Brava Credits”: means the loan in the historical amount of $11,871,571.70, maturing on November 9, 2023, granted by certain banks to Amaralina and Laguna, under the Original Plan and the Original Support Agreement, after the Petition Date, which is not subject to the effects of this Judicial Recovery and enjoys all the benefits set forth in Article 67, Section IV-A and Article 84 I-B, all of the LRF, and which shall be restructured on a voluntary basis by the A/L Creditors, in the form of Appendix I-A of the Term Sheet and Clause 8.2.1 below.

1.1.68 “Subject Brava Credits”: shall mean the credits arising under the Original Brava Loan Agreement, as restructured by the Original Plan and the Original Plan Support Agreement, which shall be restructured again pursuant to the conditions set forth in Appendix I-A of the Term Sheet and Clause 8.2.1 below.

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REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 11

1.1.69 “Brava Credits”: These are the Subject Brava Credits and Non-Subject Brava Credits, considered together.

1.1.70 “Collateral Credits”: are the Credits secured by collateral rights, up to the limit of the value of the respective asset, pursuant to article 41, item II and article 83, item II of the LRF, which shall be restructured pursuant to Clause 8.2 below.

1.1.71 “Bankruptcy Credits”: are the Credits held by the Creditors against the Companies Under Reorganization, or that they may be liable for any type of co-obligation, whether overdue or falling due, materialized or contingent, liquidated or unliquidated, object or not of a judicial or administrative dispute or arbitration proceeding, initiated or no, derived from any legal relationships and contracts existing before the Petition Date or whose triggering event is prior to the Petition Date, or arising from contracts, instruments or obligations existing on the Petition Date, subject to the judicial reorganization regime and that, as a result, are subject to this Restated Plan, under the terms of the LRF..

1.1.72 “Supplier Credits”: the Unsecured Credits and ME/EPP Credits held by Supplier Creditors.

1.1.73 ” Unliquidated Credits”: are the Bankruptcy Credits held against the Companies Under Reorganization that were not liquidated on the Petition Date and/or that have not yet become liquidated, including, but not limited to, services already provided and pending measurement, whose existence and/or or amounts are or will be questioned by the Companies under Reorganization, which will be restructured under the terms of Clause 8.7 below. Credits that are recognized in the Creditor’s List are not Unliquidated Credits.

1.1.74 “ME/EPP Credits”: are the Credits held by the Bankruptcy Creditors constituted in the form of micro and small business companies, as defined by Complementary Law no. 123, of December 14, 2006, by article 41, item IV and by article 83, item IV, d, of the LRF, which shall be restructured pursuant to Clause 8.4 below.

1.1.75 “Credits Not Subject to Judicial Reorganization”: means the credits held against the Companies Under Reorganization: (i) whose taxable event is subsequent to the Date of the Request; or (ii) that fall under article 49, paragraphs 3 and 4 of the LRF, or other rules of Brazilian legislation that expressly exclude them from the effects of this Judicial Reorganization. Through this Restated Plan, the Companies Under Reorganization and the Supporting Creditors declare, guarantee and acknowledge, for all legal purposes and effects, that the Non-Subject A/L Credits, the Non-Subject Brava Credits, the Non-Subject Bradesco Credits and the Credits Not Subject to New Participating Bonds are Credits Not Subject to Judicial Reorganization. Also, the Companies Under Reorganization and Supporting Creditors recognize that the New Priority DIP Financing, when contracted, will also not be subject to the effects of this Judicial Reorganization and will enjoy all the benefits established by article 67, by Section IV-A and by article 84, IB, all from LRF.

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REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 12

1.1.76 “New Participant 2024 Bonds”: are the credits instrumentalized through the New Participant 2024 Bonds.

1.1.77 “Non-Subject New 2024 Participating Bonds Credits”: are the credits instrumentalized by means of the New 2024 Participating Bonds corresponding to the resources made available by the Creditors of the New 2024 Participating Bonds, in the historical amount of US$ 27,000.000.00, after the Petition Date, under the Original Plan and the Original Plan Support Agreement, which is not subject to the effects of this Judicial Reorganization and enjoys all the benefits set forth in article 67, section IV-A and article 84, I-B, all of the LRF, and that will be voluntarily restructured by the Creditors of the New Participating 2024 Bonds, in the form of Appendix II of the Term Sheet and Clause 8.2.2 below.

1.1.78 “Partner Credits”: the Credits held by Partner Creditors.

1.1.79 “Unsecured Credits”: are the Bankruptcy Credits provided for in article 41, item III and article 83, item VI, of the LRF, which shall be restructured pursuant to Clause 8.3 below.

1.1.80 “Delayed Credits”: these are the Credits qualified under the terms of article 10 of the LRF.

1.1.81 “Labor Credits”: are the Credits and rights arising from labor legislation or arising from occupational accidents, pursuant to article 41, item I and article 83, item I, of the LRF, and the credits and rights consisting of attorney’s fees, which shall be restructured pursuant to Clause 8.1 below.

1.1.82 “Creditors”: are the individuals or legal entities holding Credits against the Companies under reorganization, whether or not listed in the List of Creditors.

1.1.83 “A/L Creditors”: are the holders of Subject A/L Credits and Unsubject A/L Credits.

1.1.84 “ALB Creditors”: are, together, the A/L Creditors and the Brava Creditors.

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REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 13

1.1.85 “Supporting Creditors”: are the Creditors of the Companies under reorganization that have entered into or adhered to the New Plan Support Agreement and Term Sheet.

1.1.86 “2030 Bonds Creditors”: are the holders of 2030 Bond Credits.

1.1.87 “Brava Creditors”: means the holders of Subject Brava Credits and Non-Subject Brava Credits.

1.1.88 “Assignee Creditors”: are the Creditors that become holders of Bankruptcy Credits as a result of the execution of credit assignment agreements in which a Bankruptcy Creditor is the assignor and the object of the assignment is a Bankruptcy Credit, subject to the provisions of Section 11.11 below and, as applicable, the New Plan Support Agreement.

1.1.89 “Secured Creditors”: the Creditors holding Secured Credits.

1.1.90 “Bankruptcy Creditors”: the Creditors holding Bankruptcy Credits.

1.1.91 “Creditors of the New Bonds 2024”: are the holders of the New Bonds 2024.

1.1.92 “Creditors of the New Participating 2024 Bonds”: means the holders of the New Participating 2024 Bonds.

1.1.93 “Supplier Creditors”: the holders of Unsecured Credits and ME/EPP Credits that derive from the supply of goods and services necessary for the development of the Constellation Group’s activities and/or its restructuring.

1.1.94 “Unliquidated Creditors”: the Creditors holding Unliquidated Credits.

1.1.95 “ME/EPP Creditors”: the Creditors holding ME/EPP Credits.

1.1.96 “Partner Creditors”: are considered (i) the Supporting Creditors; (ii) the Supplier Creditors who maintained the supply of goods and/or services to the Companies Under Reorganization, without unjustified alteration of the terms and conditions practiced until the Petition Date; that, once requested by any of the Companies Under Reorganization, they do not refuse to provide goods and/or services under the terms and conditions practiced up to the Petition Date; that do not have any type of litigation in progress against any of the Companies under Reorganization and that they have not brought collection procedures, protests or any other acts related to the Bankruptcy Credits that imply the restriction of the Constellation Group’s credit; (iii) the Contracting Creditors of the Companies Under Reorganization that maintain the current contractual and commercial relationship with the Companies Under Reorganization or that establish new contracts with the Debtors as of the Petition Date; its employees and former employees who hold Unsecured Credits arising from expenses incurred in the exercise of professional activities.

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REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 14

1.1.97 “Unsecured Creditors”: the Creditors holding Unsecured Credits.

1.1.98 “Delayed Creditors”: the Creditors holding Bankruptcy Credits which, in whole or in part, may be deemed Delayed Credits.

1.1.99 “Subrogatory Creditors”: the Creditors who subrogate in the position of Bankruptcy Creditor because they have paid, spontaneously or not, any Bankruptcy Credit for which they are deemed co-obligated, by contract, legal provision or judicial determination.

1.1.100 “Individual Labor Creditors holding Sub-Judice Credits”: are the individual Labor Creditors who have filed judicial, administrative and/or arbitration proceedings against the Constellation Group.

1.1.101 “Labor Creditors”: the Creditors holding Labor Credits.

1.1.102 “Closing Date”: is the date corresponding to the implementation and closing of the restructuring subject matter of this Restated Plan, which shall occur by May 31, 2022, subject to the provisions of the New Plan Support Agreement and its annexes, as well as the Term Sheet.

1.1.103 “Confirmation Date”: the date on which the decision of Confirmation of the Restated Plan issued by the Reorganization Court is published in the Official Gazette.

1.1.104 “Petition Date”: the date on which the request for Judicial Reorganization was filed by the Debtors, i.e., 12.06.2018.

1.1.105 “Business Day”: any day other than Saturday, Sunday, national holidays, municipal holidays or that, for any reason, there is no forensic and/or banks service in the cities of São Paulo, Rio de Janeiro, New York, London, Luxembourg, Panama City and Mumbai.

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REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 15

1.1.106 “Contingent Value Rights”: means the rights issued by Constellation Holding vested in the Legacy Shareholders and the New Financing Priority DIP Creditors, the meaning of which is specified in Appendix VIII of the Term Sheet.

1.1.107 “Qualified Liquidity Event”: means a Liquidity Event approved under the New Plan Support Agreement as well as Appendix VIII of the Term Sheet.

1.1.108 “Liquidity Event”: subject to the provisions of Appendix VIII to the Term Sheet, means with respect to Constellation Holding, any transaction or series of transactions to which Constellation Holding is a party relating to: (i) any merger or incorporation (whether or not Constellation Holding is the remaining entity), other than a merger or incorporation of Constellation Holding with one or more of its subsidiaries(ii) any stock purchase, business combination or offer to purchase or offer to exchange, or any other transaction, whereby any “person” or “group” may acquire or otherwise hold title to more than fifty percent (50%) of the voting shares of Constellation Holding; or (iii) any sale, transfer, lease, leaseback, exchange, encumbrance or other disposition of assets representing all or substantially all of the assets of Constellation Holding (including its subsidiaries, as a whole).

1.1.109 “Gold Star”: has the meaning assigned in the recitals.

1.1.110 “Ad Hoc Group “: means certain ad hoc group of Creditors of the New 2024 Bonds who have adhered to the New Plan Support Agreement and Term Sheet.

1.1.111 “Constellation Group”: has the meaning assigned in the recitals.

1.1.112 “Judicial Confirmation of the Restated Plan”: is the judicial decision entered by the Reorganization Court that confirms the Restated Plan, pursuant to the LRF. For the purposes of this Restated Plan, Judicial Confirmation of the Restated Plan is deemed to occur on the Confirmation Date.

1.1.113 “Joint Provisional Liquidators”: (i) Eleanor Fisher and Paul Pretlove, jointly appointed by the Eastern Caribbean Supreme Court in the Superior Court of the British Virgin Islands on December 19, 2018, to act, together or separately, as provisional liquidators of: Constellation Overseas, Alpha Star, Gold Star, Lone Star, Snover and Olinda Star, appointed for all companies until December 18, 2019, except for Olinda Star, this being until April 7, 2020; (ii) Eleanor Fisher and Roy Bailey, appointed jointly by the Eastern Caribbean Supreme Court in the Superior Court of Justice of the British Virgin Islands on April 8, 2021, to act, together or separately, as provisional liquidators of: Constellation Overseas, Constellation Services, Alpha Star, Gold Star, Lone Star, Hopelake Services Ltd. and Olinda Star; and, (iii) Eleanor Fisher and Roy Bailey, appointed by the Grand Court of the Cayman Islands on April 13, 2021 to act, together or separately, as provisional liquidators of Star Drilling.

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REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 16

1.1.114 “Court of Reorganization”: the 1st Business Court of the Judicial District of the Capital of the State of Rio de Janeiro, for which the request for Judicial Reorganization of Constellation Group was presented.

1.1.115 “Laguna”: has the meaning assigned in the recitals.

1.1.116 “Laguna Star Term Loans”: has the meaning assigned in the Amaralina and Laguna Loan Agreement.

1.1.117 “Lancaster”: has the meaning assigned in the recitals.

1.1.118 “Reports”: they are (i) the economic-financial feasibility report; and (ii) the valuation report of the Recovered Companies’ property and assets, presented under the terms and for the purposes of article 53, items II and III, of the LRF, which were part of Annexes I and II of the Original Plan.

1.1.119 “Corporation Law”: Federal Law No. 6.404, of December 15, 1976, as amended.

1.1.120 “List of Creditors”: is the consolidated list of creditors, to be presented on the same date of presentation of the Restated Plan, in the records of the Judicial Reorganization proceeding, and used to vote on this Restated Plan at the Meeting of Creditors1, reflecting (i) consummate facts such as the payments made and the guarantees granted by the Companies Under Reorganization as a result of the Original Plan; (ii) interest, charges and inflation adjustments applicable due to and under the Original Plan until April 7, 2021, when the obligations of the Original Plan were suspended by the Reorganization Court; (iii) assignment of credits informed to the Companies Under Reorganization and/or i. Judicial Administrator; (iv) the result of qualifications and differences of credit already final and unappealable, and/or (v) credits recognized by the Companies under Reorganization as due and prior to the Petition Date. The List of Creditors does not include Credits not Subject to Judicial Reorganization.

1 All current court decisions have been observed, especially the preliminary injunction decision issued in Interlocutory Appeal No. 0067320-33.2021.8.19.0000.

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REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 17

1.1.121 “Lone Star”: has the meaning assigned in the recitals.

1.1.122 “LRF”: Federal Law No. 11.101, of February 09, 2005, as amended, which provides for the judicial and extrajudicial reorganization, as well as for the bankruptcy of the businessperson and the company.

1.1.123 “LuxCo”: is LUX Oil & Gas International S.a.r.L., the current majority shareholder of Constellation Holding, which is an entity 100% owned by Sun Star Fundo de Investimento em Participações Multiestratégia Investimento no Exterior, an Equity Investment Fund.

1.1.124 “Manisa”: has the meaning assigned in the recitals.

1.1.125 “Subsequent Milestones”: means the subsequent milestones described in Clause 11.01 (n) of the New Plan Support Agreement.

1.1.126 “New Shareholders’ Agreement”: means the new shareholders’ agreement of Constellation Holding, to be executed in the form of the New Plan Support Agreement, Term Sheet and its related exhibits, on the Closing Date.

1.1.127 “New Plan SupportAgreement”: means the Plan Support Agreement and Lock-up Agreement and its related exhibits, entered into on March 24, 2022, by and between, inter alia, the Companies under reorganization and the Supporting Creditors, which constitutes Annex I to this Restated Plan.

1.1.128 “New Priority DIP Financing”: has the meaning assigned in Clause 6.2.3 below.

1.1.129 “New Shareholders”: shall mean, in aggregate, the holders of Class A Shares, Class B Shares and Class C Shares.

1.1.130 “New 2024 Bonds”: are the New 2024 Participating Bonds and the New 2024 Non-Participating Bonds.

1.1.131 “New 2024 Non-Participating Bonds” shall mean the senior secured notes (bonds) due 2024 issued by Constellation Holding, in the form of the Indenture dated December 18, 2019, entered into between Constellation Holding, as issuer and other entities of the Constellation Group as guarantors, at the rate of 10% PIK, without partial amortization, which will be restructured and replaced in the form of Clause 8.2.3 below, of the New Plan Support Agreement, as well as Annex IV of the Term Sheet.

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REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 18

1.1.132 “New Participating 2024 Bonds” shall mean the senior secured notes (bonds), maturing in 2024, issued by Constellation Holding, in the form of the Indenture dated December 18, 2019, entered into between Constellation Holding, as issuer and other entities of the Constellation Group as guarantors, at variable rates and with provision for partial amortizations, which will be restructured and replaced in the form of Clause 8.2.2 below, of the New Plan Support Agreement, as well as of Annex II of the Term Sheet.

1.1.133 “New Restructuring Instruments”: means the instruments that will be signed and become effective on the Closing Date, provided that the conditions precedent set forth in the New Plan Support Agreement and Term Sheet are verified.

1.1.134 “New CAPEX Resources”: has the meaning assigned in Clause 6.1 below.

1.1.135 “Olinda Star”: means Olinda Star Ltd.

1.1.136 “Exempt Parties” means (i) the Legacy Shareholders, (ii) the Joint Provisional Liquidators, (iii) the Supporting Creditors, (iv) the New Priority DIP Financing Creditors, (v) the Companies under Reorganization, and with respect to all of the foregoing, their subsidiaries, affiliates and other companies belonging to the same group, and their respective officers, directors, employees, attorneys, advisors, agents, representatives, including their predecessors and successors, and, furthermore, whereas the Exempt Parties do not include any partner or joint venture partner, former partner of any Company under Reorganization or any other entity that is not part of the Constellation Group and is a debtor of an entity of the Constellation Group.

1.1.137 “Petrobras”: is Petróleo Brasileiro S.A., a joint stock company of federal mixed economy created by Law No. 2.004, of October 3, 1953, and governed by Law No. 9.478, of August 6, 1997, enrolled in the CNPJ/ME under No. 33.000.167/0001-01, with its headquarters at Av. República do Chile n. 65, sala 502, Centro, Rio de Janeiro/RJ, CEP 20.031-912.

1.1.138 “PIK”: means capitalization of interest without payment in cash under the specific contract.

1.1.139 “Restated Plan”: means this Amended and Restated Constellation Group Joint Judicial Reorganization Plan and all exhibits thereto, as amended, modified or changed from time to time.

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REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 19

1.1.140 “Original Plan”: is the Joint Judicial Reorganization Plan of Constellation Group confirmed by the Court of Reorganization on July 1, 2019, as amended by the 16th Civil Chamber of the Court of Appeals of Rio de Janeiro.

1.1.141 “Ancillary Proceeding Abroad”: means each of the auxiliary proceedings filed before the U.S. jurisdiction, based on Chapter 15 of the U.S. Bankruptcy Code, as well as each of the auxiliary proceedings filed in the British Virgin Islands, referred to as “soft touch provisional liquidation” and in the Cayman Islands, referred to as “light touch provisional liquidation”.

1.1.142 “Judicial Reorganization”: the process of judicial reorganization of the Debtors under No.

0288463-96.2018.8.19.0001.

1.1.143 “Companies under reorganization”: has the meaning assigned in the recitals.

1.1.144 “Net Liquidity Event Resources”: has the meaning assigned in Clause 7.1 below, subject to the provisions of the New Plan Support Agreement and its attachments, and Appendix VIII of the Term Sheet.

1.1.145 “Surplus Cash Balance”: has the meaning stipulated in the New Restated Plan Support Agreement and its annexes, as well as in Appendix IX of the Term Sheet.

1.1.146 “Snover”: has the meaning assigned in the recitals.

1.1.147 “SOFR”: is the Secured Overnight Financing Rate, a benchmark overnight interbank interest rate secured for dollar-denominated loans and derivative transactions and established as an alternative to LIBOR, which is published by the Federal Reserve Bank of New York (or its successor) on its Internet website.

1.1.148 “Star Drilling”: has the meaning assigned in the recitals.

1.1.149 “Tarsus”: has the meaning assigned in the recitals.

1.1.150 “Term Sheet”: is Appendix II of this Restated Plan.

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REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 20

1.1.151 “Financial Commitment Term”: means the contract through which the Ad Hoc Group undertakes, provided that the conditions set forth therein are met, to provide the New DIP Financing, entered into pursuant to Appendix B of the Term Sheet.

1.1.152 “Trust Cayman”: has the meaning given in the New Plan Support Agreement, Term Sheet and its respective annexes.

1.1.153 “Debt Conversion Amount”: means the lesser of (i) the outstanding balance of the convertible debt and (ii) 87% of the Net Liquidity Event Resources as provided in the New Plan Support Agreement as well as the Term Sheet.

1.2 Indivisibility of the New Plan Support Agreement. The New Plan Support Agreement, the Term Sheet, as well as their respective annexes, are integral, inseparable and indivisible parts of this Restated Plan in its entirety; given that in the event of any conflict of any nature between the provisions of this Restated Plan and the New Plan Support Agreement and the Term Sheet, (i) the provisions of the New Plan Support Agreement and the Term Sheet shall prevail, as far as with respect to the Supporting Creditors, subject to the provisions of Clause 14.16(c) of the New Plan Support Agreement, and (ii) the provisions of the Restated Plan, with respect to the other Bankruptcy Creditors.

1.2.1 The Approval of the Restated Plan and the Judicial Confirmation of the Restated Plan imply the concomitant approval and judicial confirmation of the New Plan Support Agreement, the Term Sheet, as well as their respective annexes, subject to the provisions of Clause 14.16(c) of the New Plan Support Agreement.

1.3 Translation. In case of divergence between the original Portuguese version of the Restated Plan and the English translated version of the Restated Plan that exists or is made available by the Constellation Group or its advisors, the Portuguese version shall prevail. In case of divergence between the original English version of the New Plan Support Agreement, the Term Sheet and their respective annexes and respective Appendices and the translated Portuguese version of the New Plan Support Agreement, the Term Sheet and their respective annexes and respective Appendices that exist or are made available by the Constellation Group or its advisors, the English version shall prevail.

1.3.1 The Joint Provisional Liquidators have relied on an English translated version of the Restated Plan, reserving all their rights pending a certified English translation of the Restated Plan.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 21

1.4 Clauses and Annexes. Unless otherwise specified, all Sections and exhibits referred to in this Restated Plan refer to Sections and exhibits in this Restated Plan, and references to Sections or items in this Restated Plan refer also to their respective subclauses and subitems. All attachments to this Restated Plan are hereby incorporated herein and constitute an integral, inseparable and indivisible part of the Restated Plan.

1.5 Headings. The chapter headings and clauses in this Restated Plan are included for reference only and shall not affect its interpretation or the content of its provisions.

1.6 Terms. The terms “include”, “including” and similar terms are to be construed as accompanying the expression “but not limited to”.

1.7 References. References to any documents or instruments include all related amendments, consolidations and supplements, as applicable, except as otherwise expressly provided in this Restated Plan.

1.7.1 All references to the New Plan Support Agreement should comprise its Annexes, as well as the Term Sheet and its respective Appendices.

1.8 Legal Provisions. References to legal provisions and laws shall be construed as references to such provisions as in force on such date or at a date that is specifically determined by the context.

1.9 Deadlines. All the terms foreseen in this Restated Plan shall be counted in the way determined in article 132 of the Civil Code, ignoring the beginning day and including the expiration day. Any deadlines in this Restated Plan (whether counted in Business Days or otherwise) whose final term falls on a day that is not a Business Day shall be automatically extended to the first subsequent Business Day, except as otherwise provided in the New Plan Support Agreement and Term Sheet.

2 General Considerations.

2.1 Brief History. In 1980, Queiroz Galvão Perfurações S.A. was founded in Rio de Janeiro – the embryo of Constellation Group, which is currently named Serviços de Petróleo Constellation S.A.

Initially providing services to Petrobras, the Constellation Group’s operations were carried out through the leasing of onshore drilling rigs, operating mainly in the North and Northeast regions of the country.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 22

In parallel with the development of the onshore drilling activity, in line with the new economic situation in Brazil, Constellation Group has developed and internationalized itself, becoming also engaged in the offshore drilling activity, with a strong presence in ultra-deep waters.

Currently, Constellation Group holds a total of 17 rigs, being: (a) 9 onshore drilling rigs, of which 4 are conventional and 5 are heliportable; and (b) 8 offshore drilling rigs, of which 2 are semi-submersible and anchored for operation in water depth of up to 1,100 meters, 3 with dynamic positioning for operation in water depth of up to 2,700 meters and 3 drill ships for operation in water depth of up to 3,000 meters.

The prevailing operational activity of Constellation Group is enabled through offshore rigs, in which, out of a total of eight, seven of them are operating in Brazil. These rigs were acquired by the Constellation Group according to the demand of the oil and gas sector in Brazil, in order to serve, as a priority, the leads undertaken by Petrobras in the country.

The Constellation Group is the performance leader in pre-salt operations due to: (a) its high operational efficiency; (b) Real-Time Operations Center (RTOC) technology, which allows the monitoring of operations from a distance and increased safety in processes, by means of performance monitoring and its contribution in problem-solving; (c) extensive experience with operational issues, which include a crew familiar with the challenges of such operational environment, together with procedures designed specially to assist in the drilling activity; and (d) the equipment of the drilling units being perfectly adapted to the particularities of the pre-salt layer.

In short, Constellation Group is one of the largest business groups in the provision of services for exploration of oil and gas in Brazil, and its notability and excellence have been recognized by its clients, by the ANP and by institutional players. Therefore, the importance of the Debtors is unquestionable, and their uplifting and preservation are essential for the oil and gas industry in the country.

2.2 Corporate and Operational Structure. The corporate structure exposed in Annex VIII of the New Plan Support Agreement, typical of the oil and gas sector, is taken care of, with the parent company abroad controlling specific purpose companies, also abroad, that take out financing abroad, acquire rigs and charter them to the client – historically, in the case of the Constellation Group, Petrobras –, with the operating company located in the client’s country, where the rigs actually operate, in this case Brazil.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 23

2.3 Reasons for the Crisis. In 2018, the Constellation Group’s financial situation stemmed from a number of factors, notably: the drop in the price of a barrel of oil, the crisis in demand in the oil and gas sector, the contracting of financing for the acquisition of drilling units, the restrictions on access to credit for companies in the oil and gas sectors, the drop in the rate of return on service provision and chartering contracts, the political and economic situation and scenario in Brazil, the Petrobras Divestment Program, regulatory requirements, and the increase in the tax burden.

This scenario adds up to the economic scenario in our country. Constellation Group has its operational activity mainly developed in Brazil, providing services primarily to a Brazilian company, Petrobras. That is, the effects of the crisis in the country fell unforgivably on the Debtors, historically service providers for Petrobras.

For no other reason, the unprecedented crisis has generated difficulties not only for the state-owned company, but, naturally, also for its entire supply chain.

Therefore, despite the fact that the Debtors are highly recognized companies in the market due to their soundness and their administrative and operational capacity and efficiency, the economic and oil crisis that was established internationally and mainly in the Brazilian territory, brutally affected the cash flow, making necessary for the integral maintenance of its activities, the Restructuring of debts through Judicial Reorganization.

The Original Plan described the different conditions and measures to be adopted for the necessary restructuring of the Constellation Group’s liabilities and reversal of the momentary crisis, and the listed Labor and Supplier Partner Creditors were fully paid.

Despite this, in view of a new factual and market context caused, especially due to the pandemic scenario that affects all branches of the economy, the Constellation Group found itself faced with the need to change the Original Plan, adapting it to the new extraordinary and unpredictable scenario, so as to allow, thus, the preservation of its business activities and, consequently, the maintenance of the source of production and jobs, as well as the promotion of its social function.

It is in this context that the Constellation Group presents this Restated Plan with a view to enabling the implementation of new measures to restructure its obligations, which it submits to the appreciation of its Creditors and the Reorganization Court.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 24

2.4 Economic and Operational Feasibility. Constellation Group is confident that the liquidity crisis being faced is temporary and should not affect the soundness of its activities permanently.

This is because the Debtors are highly qualified and specialized companies and are able to participate in the new scenario of the oil and gas sector in the country, which shall necessarily result in the exploration of pre-salt oil.

In addition, Debtors are already being very successful in relation to new businesses. Although the genesis of Constellation Group is the provision of services to Petrobras, and while continuing to participate in the bidding processes carried out by the state-owned company, as a way to deal with the crisis in the country, the Debtors has entered into agreements with other companies in the sector.

Furthermore, in a global perspective, the future political and economic scenario in Brazil is positive for the oil and gas sector, in view of the great demand for energy worldwide and, especially, of the forecast increase in the price of energy commodities.

In fact, this scenario is positive for the sector, and the demand for offshore rigs for ultra-deep water exploration tends to increase for the next few years. In this sense, the relevance of the Constellation Group stands out in the sector, since 6 of its 8 offshore rigs are suitable for drilling in ultra-deep waters, and it is certain that the Constellation Group is the leader in operations of this type, including areas of the Brazilian pre-salt.

Therefore, it is clear that there is a great interest in stimulating the activities of the Debtors. The Judicial Reorganization shall allow the maintenance of more than 1,200 direct jobs in the country – and so many other indirect ones –, the implementation of measures and operational efficiency and corporate restructuring, allowing the competitive performance in the oil and gas sector of the country – and internationally.

There is no doubt that the Constellation Group is completely viable and of great importance for the oil and gas segment, and it is certain that there is total commitment not only in guaranteeing the best possible performance in the contracts in progress – allowing eventual renewal – but also total commitment in the fierce competition for new contracts. Proof of this is the fact that the status reported on the Petition Date is substantially different from today: today, all the Constellation Group’s offshore rigs are contracted.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 25

All these factors lead to the conclusion that Constellation Group’s Judicial Reorganization is completely possible, which meets the purposes of the LRF. The feasibility of the Judicial Reorganization of the Constellation Group is attested and confirmed by the Reports, subscribed by a specialized company, as per article 53, items II and III, of the LRF, which are included in Annexes I and II to the Original Plan.

3 Overview of Restructuring Measures.

3.1 Purpose of the Restated Plan . The Restated Plan aims to allow the Recovering Companies to overcome their economic-financial crisis through the implementation of the essential measures set forth in this Restated Plan. All measures, the implementation of which entails the continuity of the Judicial Reorganization procedure and its effects, are essential for the settlement and payment of Bankruptcy Credits, as well as for strengthening the Constellation Group’s cash position and, thus, ensuring that the Companies Under Reorganization maintain operational activity of excellence and remain competitive to attract growing commercial opportunities. Achieving the goals of the Restated Plan will allow for successful business recovery, ultimately preserving direct and indirect jobs and the rights of its Creditors.

3.2 Means of Recovery. Constellation Group will balance and settle its Bankruptcy Credits using the recovery means provided for in this Restated Plan, which provides for: (i) the liquidation and/or encumbrance of companies, pursuant to Clause 4 below; (ii) the disposal of Assets, pursuant to Clause 5 below; (iii) the raising of new funds, pursuant to Clause 6 below; (iv) the use of funds arising from a Qualified Liquidity Event to pay Bankruptcy Credits, pursuant to Clause 7 below; (v) the restructuring of maturities, charges, payment terms and conditions, including, but not limited to, the use of Excess Cash Balance, pursuant to Clause 8 below; and (vi) the conversion of debt into capital stock or securities of Constellation Holding, as provided for in the New Plan Support Agreement, in the Term Sheet and its respective annexes and in Clauses 9 below.

3.3 Acts and procedures required to implement the Restated Plan, the New Plan Support Agreement, and the Term Sheet. The Companies Under Reorganization are obliged, until the Closing Date (inclusive), under penalty of immediate noncompliance with this Restated Plan, to obtain all necessary authorizations, including the applicable corporate authorizations, as well as to perform all acts, including corporate acts, necessary to implementation of the means of recovery provided for in this Restated Plan, in the New Plan Support Agreement and in the Term Sheet, including, but not limited to, obtaining approvals from the Legacy Shareholders at a general meeting of shareholders of Constellation Holding for (a) the reform of its bylaws and alteration of the governance structure; (b) the future realization of as many capital stock increases as are necessary for the implementation of the Restated Plan, the New Plan Support Agreement and the Term Sheet, in particular the conversion into capital stock of certain Credits, as provided for in this Restated Plan; (c) contracting and granting of guarantees for the New Capex Resources and the New Priority DIP Financing; and (d) signing of the New Restructuring Instruments. Additionally, the Companies Under Reorganization may take all reasonable and necessary measures in any and all applicable jurisdictions, including Brazil, the United States of America, the British Virgin Islands and the Cayman Islands, strictly in order to comply with the respective applicable laws and implement the measures provided for in this Restated Plan, in the New Plan Support Agreement and in the Term Sheet.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 26

4 Corporate Liquidation.

4.1 Specific Companies. As a measure to optimize the corporate structure of the Constellation Group, with a view to reducing costs and administrative efficiency, the companies listed in Annex X of the New Plan Support Agreement will be dissolved, liquidated or otherwise written off in accordance with applicable law, subject to the conditions set out in the New Plan Support Agreement.

5 Disposal and/or Encumbrance of Assets.

5.1 Form and purpose. As a way of obtaining resources, strengthening liquidity for the capital structure of the Companies under Reorganization, reinvesting in the business and optimizing the operation, the Constellation Group may carry out the Sale of Assets, either in the form of direct sale, pursuant to article 66 of the LRF, or a competitive process for the sale of an isolated production unit, pursuant to article 60, caput and sole paragraph, article 142 and other applicable provisions of the LRF and article 133, §1, of the National Tax Code, provided that the terms of this Restated Plan, the New Plan Support Agreement and its annexes, as well as Appendix VI of the Term Sheet, the respective corporate instruments of the Companies under Reorganization and the legislation applicable to the Ancillary Proceeding Abroad in progress in the British Virgin Islands and Cayman Islands are met.

5.2 Request for Authorization. Unless expressly provided for in this Restated Plan and/or already implemented as established in the Original Plan, any and all disposal of assets, while the Recovered Companies are still under Judicial Reorganization, must be preceded by a request for judicial authorization, pursuant to article 66 of the LRF.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 27

5.3 Resource Allocation. The proceeds from insurance or from the disposal of any and all Assets serving as security for the Secured Creditors shall be used as specified in the New Plan Support Agreement and its attachments, as well as in the Term Sheet; and, after the Closing Date, as specified in the New Instruments of the Restructuring.

6 New Features.

6.1 New CAPEX Resources. Subject to the provisions of the New Plan Support Agreement, the Term Sheet and their respective attachments, as of the Closing Date, Constellation Group may incur new debt, on customary market terms, to meet thes capital expenditures related to the rigs (including maintenance, upgrade or adaptation expenditures, but excluding any acquisition of a new rig) in the aggregate amount equivalent to US$30.000,000.00 (“New CAPEX Resources”).

6.1.1 Authorization for the granting of a priority guarantee. The Supporting Creditors, in order to enable the granting of the New CAPEX Resources, expressly authorize the sharing and granting of priority on part of their guarantees provided for in this Restated Plan, exclusively in the manner and respecting the limits and provisions of Appendices VI and XI of the Term Sheet, noting that, in any case, such collateral shall be subordinated to the collateral constituted in favor of the New Priority DIP Financing. In the form and respecting the provisions of Appendices VI and XI of the Term Sheet, all instruments formalizing such new financing shall contain an express provision obligating the lender to agree to the subordination of its collateral to the New Priority DIP Financing.

6.2 New Priority DIP Financing.

6.2.1 Need. The crisis that motivated the presentation of this Restated Plan by the RCompanies under Reorganization has greatly damaged the business plan of the Constellation Group, creating high additional expenses. Thus, the possibility of taking out the New Priority DIP Financing is essential to the recovery of the Companies under Reorganization. For this reason, this restructuring was mainly based on the dedication of efforts to prospect for new financing in an amount sufficient to meet its operational needs.

6.2.2 Option. Over months of prospecting, the financing proposed by the Ad Hoc Group proved to be the only alternative for the Companies under Reorganization, in order to reconcile the high amount essential for the operations of the Constellation Group and the need to grant priority guarantees in relation to the guarantees already constituted. in favor of the Supporting Creditors.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 28

6.2.3 Authorization. As of the Closing Date, inclusive, the Bankruptcy Creditors approve the contracting by Constellation Holding of a new loan, pursuant to articles 67, 69-A et seq. of Section IV-A, and article 84 IB of the LRF, to be granted by the Ad Hoc Group, in the principal amount of US$ 60,000,000.00, subject to the provisions of the New Plan Support Agreement, the Term Sheet and its respective annexes, which has the following main characteristics (“New Priority DIP Financing”):

a) Principal value: $60,000,000.00.

b) Deadline: three (3) years from the date of disbursement.

c) Amortization:

(i) until the 16th month from the date of disbursement: no amortization;

(ii) between the 16th month and the 24th month, inclusive, counted from the date of disbursement:

8% of the principal value each quarter;

(iii) after the 24th month from the date of disbursement: 19% of the principal amount each quarter.

d) Charges: 13.5% p.a., to be paid on the last day of March, June, September and December of each year, starting on the first month of March, June, September or December immediately following the date of disbursement.

e) Guarantees: real and fiduciary guarantees will be provided, in the form and identified in the New Plan Support Agreement and its attachments, as well as in the Term Sheet, which will be provided by the same guarantors of the Credits of the Supporting Creditors, being also certain that the guarantees provided in favor of the Creditors of the New Priority DIP Financing will have priority in the form of Clause 6.2.5 below.

f) Form: to be documented by the issuance of notes (bonds) by Constellation Holding, which will be governed by New York Law.

g) Possibility of Prepayment: subject to the terms and conditions of the New Plan Support Agreement and its annexes, as well as the Term Sheet, in the following cases:

(i) Without involving a Liquidity Event:

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 29

☐ Until the 18th month from Closing Date: no prepayment possible;

☐ Between the 18th month and the 24th month, inclusive, counted from the Closing Date: the prepayment shall be made applying the rate of 113.5% on the outstanding balance; and

☐ Between the 24th month and the 30th month, inclusive, counted from the Closing Date: the prepayment must be made applying a rate of 106.75% on the outstanding balance.

(ii) In case of a Liquidity Event:

☐ Up to and including the 12th month from the Closing Date: the prepayment must be made applying a rate of 113.5% on the outstanding balance;

☐ Between the 12th month and the 24th month, inclusive, counted from the Closing Date: the prepayment shall be made applying a rate of 106.75% on the outstanding balance; and

☐ As of the 24th month from the Closing Date: the pre-payment must be made applying the rate of 103.375% on the outstanding balance.

h) Conversion: Creditors of the New Priority DIP Financing will receive Contingent Value Rights in the form of Appendices VI and VIII of the Term Sheet.

i) Other terms and conditions: the contracting of the New Priority DIP Financing is subject to the conditions set out in the New Plan Support Agreement and its annexes, as well as the Term Sheet and the Financial Commitment and the New Restructuring Instruments which will be negotiated and signed according to the usual and market provisions and conditions for this type of financing, including with regard to the payment of commissions and expenses.

6.2.4 Non-Subjection to Judicial Reorganization of New Priority DIP Financing. Pursuant to articles 67 and 69-A and following of the LRF, the Companies Under Reorganization and the Bankruptcy Creditors acknowledge that, in any event and for all legal purposes and effects, the New Priority DIP Financing (as well as any of its accessories, such as interest, charges and fines) is not subject to the Judicial Reorganization or any of its effects, provided that, in the event of conversion of the Judicial Reorganization into bankruptcy, article 84 IB of the LRF shall be observed or, in the event of non-compliance with any of the obligations related to the New Priority

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 30

DIP Financing, its holders may automatically exercise all their rights, measures and actions aimed at collecting the credit of the New Priority DIP Financing under the contracted conditions.

6.2.5 Authorization for the granting of a priority guarantee. The Supporting Creditors, in order to enable the granting of the New Priority DIP Financing, essential for the uplift of the Companies under Reorganization, expressly authorize the sharing and granting of priority over a portion of their guarantees, exclusively in the form and provided that the provisions of the New Plan Support Agreement, Appendix VI and XI of the Term Sheet, and the New Restructuring Instruments.

6.2.6 Judicial Authorization. The Judicial Confirmation of the Restated Plan will serve for all legal purposes and effects as a judicial decision authorizing the contracting of the New Priority DIP Financing, under the terms of article 69-A et seq. of the LRF.

7 Use of Funds from a Qualified Liquidity Event.

7.1 Order of Payments. Subject to the New Plan Support Agreement and subject to the provisions of Appendix VIII of the Term Sheet, upon the occurrence of a Qualifying Liquidity Event, the net proceeds (the value of which, if non-cash, will be determined by an independent investment bank engaged by the Board of Directors of Constellation Holding) arising therefrom shall be initially allocated and distributed as follows:

(i) First, for the cash payment of the New Priority DIP Financing for the adjusted amount as provided in Clause 6.2.3 above and in the New Plan Support Agreement, Term Sheet and its respective attachments;

(ii) Second, for the full, cash payment of the New CAPEX Resources;

(iii) Third, for the full, cash payment of the ALB Guaranteed LC Loan Agreement.

The remaining balance of the net proceeds of the Qualified Liquidity Event, after the priority payments provided for in (i), (ii) and (iii) above (“Net Liquidity Event Proceeds”), shall be distributed as follows:

(i) First, the amount equal to the Debt Conversion Amount, calculated in the manner set forth in Appendices I through IV of the Term Sheet, will be distributed to Class C Shareholders, as applicable;

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 31

(ii) Finally, the remaining amount shall be distributed to Class A Shareholders and Class B Shareholders pro rata in accordance with the provisions of Appendix VIII of the Term Sheet.

8 Debt Restructuring and Settlement.

8.1 Payment of Labor Creditors. All Labor Creditors shall have their Labor Credits paid without the incidence of interest or inflation adjustment within 180 days as of (i) the Confirmation Date; (ii) for Individual Labor Creditors holding Sub-Judice Credits, from the date such credit becomes certain, liquidated, and due; or(iii) for Labor Creditors that are Delayed Creditors, (a) the date their credits are deemed valid through the respective final and unappealable decision, if after the Confirmation Date, (b) voluntarily acknowledged by the Companies under Reorganization, and/or (c) subject to an agreement.

8.2 Payment of Secured Creditors. The differentiation in the restructuring criteria of the Collateral Credits reflects the differentiation in the legal nature of the contractual relations, as already recognized in the Original Plan. In any case, between the Confirmation Date and the Closing Date no interest and/or inflation adjustment shall be incurred on the outstanding balance of any of the Collateral Credits.

8.2.1 Payment of ALB Credits. In view of the nature and origin of the ALB Credits, the payment of the ALB Credits held by the ALB Creditors will fully comply with the provisions of the New Plan Support Agreement and its annexes, as well as Appendices I-A and I-B of the Term Sheet. The payment will be instrumentalized through (i) the execution of the ALB Restructured Loan Agreement; (ii) the ALB Guaranteed LC Loan Agreement; and (iii) only with respect to the Brava Creditors, the issuance of the Subscription Warrants. The terms and conditions of all instruments are summarized below:

8.2.1.1 ALB Restructured Loan Agreement:

(a) Expiration: 12.31.2026.

(b) Initial Amortization. Any cash balance existing in the Reserve Accounts on the Closing Date will be used to repay a portion of the ALB Loans in the following proportions: (i) $15,062,467.14 with respect to the Amaralina Star Term Loans; and (ii) $2,535,123.06 with respect to the Brava Credits.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 32

(c) Discount. After the initial amortization described in Section 8.2.1.1(b) above, the ALB Credits will be restructured so that the principal balance due by the Companies under Reorganization shall total US$ 500,000,000.00, to be allocated pro rata to the ALB Creditors as follows: (i) US$ 304,630,253.78, with respect to the A/L Credits; and (ii) US$ 195,369,746.22, with respect to the Brava Credits, further observing the outstanding balance of the ALB Secured LC Loan Agreement, on the Closing Date.

(d) Interest and Inflation adjustment. Prior to the Closing Date, the ALB Creditors in the manner set forth in the New Plan Support Agreement, as well as in Appendix I-A of the Term Sheet, shall indicate whether interest will be pre-fixed or post-fixed, subject to the possibilities set forth in the table below. At least three (3) Business Days prior to each interest payment date, Constellation Group shall inform the ALB Creditors and the agent of the ALB Restructured Loan Agreement whether the interest due will be paid in cash or PIK. The interest will be paid or capitalized, as the case may be, on the last business day of March, June, September, and December of each year.

Type of interest rate(cash or PIK at debtor’s choice / pre or post fixed at ALB Creditors’ choice)	Interest Rate
Post Fixed Interest Rate PIK	☐ SOFR plus 3% per year
PIK Pre-Fixed Interest Rate	☐ 4% per year
Post Fixed Cash Interest Rate	☐ SOFR plus 2% per year
Pre-Fixed Cash Interest Rate	☐ 3% per year

(e) Amortization. The Companies Under Reorganization shall apply the Excess Cash Balance in the amortization of the Restructured ALB Credits, observing the New Plan Support Agreement and its annexes, as well as Appendices I-A and IX of the Term Sheet.

(f) Conversion of Credit into Share Capital Through a Liquidity Event. Upon the occurrence of a Qualifying Liquidity Event, as described in the New Plan Support Agreement and its exhibits and Appendices IA and VIII to the Term Sheet, the entire outstanding balance of the ALB Restructured Loan Agreement will be converted into Class C-1 Shares, in which event they shall be entitled to receive the net proceeds from the Qualified Liquidity Event in the manner set forth in Appendices I-A and VIII of the Term Sheet and Section 7 above.

(g) Guarantees: The collateral provided in the New Plan Support Agreement and its annexes, as well as those provided in Appendix I-A of the Term Sheet, shall be granted.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 33

(h) Obligations to do and not to do: The obligations to do and not to do established in the New Plan Support Agreement and its annexes, as well as those provided for in Appendix I-A of the Term Sheet, will be observed.

(i) Events of Default. The events of default set forth in the New Plan Support Agreement and its appendices, as well as those set forth in Appendix I-A of the Term Sheet, shall be observed.

(j) Prepayment: The possibility of prepayment shall be observed as established in the New Plan Support Agreement and its annexes, as well as in the Term Sheet.

8.2.1.2 ALB Guaranteed LC Loan Agreement:

(a) Principal Amount: $30,200,000.00, where:

(i) each A/L Creditor will have its pro rata proportion of $24,000,000.00, based on the proportion of the principal amount each A/L Creditor holds in the Laguna Star Term Loans compared to the aggregate principal amount of the Laguna Star Term Loans;

(ii) each Brava Creditor will have its pro rata proportion of $6,200,000.00 based on the proportion of the outstanding principal amount each Brava Creditor holds with respect to the aggregate outstanding principal amount of the Brava Loan Agreement.

(b) Maturity: 12.31.2026 or on the date the proceeds from a Qualifying Liquidity Event are distributed, as per provided in Clause 7 above and in Appendices I-B and VIII of the Term Sheet, whichever occurs first.

(c) Interest and Inflation adjustment. Prior to the Closing Date, the ALB Creditors, in the manner set forth by the New Plan Support Agreement, as well as in Appendix I-B of the Term Sheet, shall indicate whether interest will be pre-fixed or post-fixed, subject to the possibilities set forth in the table below. The interest will be paid in cash on the last business day of March, June, September, and December of each year.

Type of interest rate(cash) pre or post
fixed at the choice of the ALB	☐ Interest Rate
Creditors
Post-Fixed	☐ SOFR plus 3% per year
Pre-Fixed	☐ 4% per year

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 34

(d) Amortization: There shall be no amortization.

(e) Guarantees. The collateral provided in the New Plan Support Agreement and its annexes, as well as those provided in Appendix I-B of the Term Sheet, including, but not limited to, the Perennial Letter of Credit, shall be granted.

(f) Obligations to Do and Not to Do: The same obligations to do and not to do provided for in the ALB Restructured Loan Agreement shall be observed.

(g) Events of Default: The same events of default of the ALB Restructured Loan Agreement shall be observed, in addition to the assumption of cross default in the event of any default under the ALB Restructured Loan Agreement.

(h) Prepayment: The possibility of prepayment shall be observed as established in the New Plan Support Agreement and its annexes, as well as in the Term Sheet.

8.2.1.3 Subscription Warrants:

(a) On the Closing Date, the Brava Creditors will receive warrants, exercisable at any time and without the need for any payment, which will ensure their holders the right to subscribe for Class B-2 Shares representing twenty-six percent (26%) of the total share capital of Constellation Holding on the Closing Date.

(b) The Warrants may be exercised at any time, except that if not previously exercised, they shall be exercised or terminated, at the discretion of the Brava Creditors, upon the occurrence of a Qualified Liquidity Event. The warrants will be deemed to be exercised upon the occurrence of a Qualifying Liquidity Event if the warrants holder does not elect otherwise. Upon the exercise of the Subscription Warrants, Class B-2 Shares will be received, which will have the same rights and will receive the same treatment as the other shares of Constellation Holding’s capital stock, including, but not limited to, the tag along rights stipulated in the New Plan Support Agreement and its annexes, as well as in Appendix VII-A of the Term Sheet.

(c) The warrants will be freely transferable and may be traded separately from the ALB Restructured Loan Agreement, subject to compliance with applicable laws and the New Shareholders Agreement.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 35

8.2.2 Payment of New Participant 2024 Bonds. In view of the nature and origin of the New Participant 2024 Bonds, the payment of the New Participant 2024 Bonds and the Non-Subject New 2024 Participating Bonds will fully comply with what is stipulated in the New Plan Support Agreement and its attachments, as well as in Appendix II of the Term Sheet. The payment shall be instrumentalized through (i) the conversion of debt into equity of Constellation Holding; and (ii) new senior credit notes, to be issued by Constellation Holding, in the form of an Indenture to be governed by New York law, the terms and conditions of which are summarized below:

(a) Expiration: 12.31.2026.

(b) Discount: The New Participant2024 Bonds Credits and Non-Subject New 2024 Participating Bonds Credits shall be restructured to total $278,300,000.00 on the Closing Date.

(c) Interest and Inflation adjustment. At least three (3) Business Days before each interest payment date, the Constellation Group must inform whether the interest due will be paid incash or PIK, observing the possibilities indicated in the table below. The interest will be paid or capitalized, as the case may be, on the last business day of March, June, September, and December of each year.

Pre-Fixed PIK	☐ 4% per year
Pre-Fixed Cash	☐ 3% per year

(d) Amortization. The Companies Under Reorganization shall apply the Excess Cash Balance in the amortization of the New Bonds 2024 Participant Credits, observing the New Plan Support Agreement and its annexes, as well as Appendices II and IX of the Term Sheet.

(e) Conversion of the Credit into Equity Upon Qualified Liquidity Event: Upon the occurrence of a Qualified Liquidity Event, as described in the New Plan Support Agreement and its attachments, and in the form set forth in Appendix VIII of the Term Sheet, the entire outstanding balance of the New Participant 2024 Bonds shall be converted into Class C-2 Shares, in which event they shall be entitled to receive the net proceeds arising from the Qualified Liquidity Event, in the manner set forth in Appendices II and VIII of the Term Sheet and Section 7 above.

(f) Guarantees: The collateral provided in the New Plan Support Agreement and its annexes, as well as those provided in Appendix II of the Term Sheet, will be granted.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 36

(g) Obligations to do and not to do: The obligations to do and not to do established in the New Plan Support Agreement and its annexes, as well as those provided for in Appendix II of the Term Sheet, will be observed.

(h) Events of Default. The events of default set forth in the New Plan Support Agreement and its appendices, as well as those set forth in Appendix II of the Term Sheet, will be observed.

(i) Prepayment: The possibility of prepayment shall be observed as established in the New Plan Support Agreement and its annexes, as well as in the Term Sheet.

8.2.3 Payment of New 2024 Non-Participating Bonds Credits. In view of the nature and origin of the New 2024 Non-Participating Bonds, the payment of the New 2024 Non-Participating Bonds will fully comply with the provisions of the New Plan Support Agreement and Appendix IV of the Term Sheet. The payment will be instrumentalized by means of new senior credit notes, issued by Constellation Holding, in the form of an Indenture to be governed by New York law, the terms and conditions of which are summarized below:

(a) Expiration: 12.31.2050.

(b) Discount: The New 2024 Non-Participating Bonds Credits will be restructured, so that they will now total the amount of $1,888,434.00, on the Closing Date.

(c) Interest and Inflation adjustment. Interest of 0.25% PIK will be charged. The interest will be capitalized on the last business day of March, June, September, and December of each year.

(d) Conversion of the Credit to Equity Upon Qualified Liquidity Event: Upon the approval of a Qualified Liquidity Event, as described in the New Plan Support Agreement, as well as in the form of Appendix VIII of the Term Sheet, the entire outstanding balance of the New 2024 Non-Participating Bonds shall be converted into Class C-4 Shares, in which event they shall be entitled to receive the net proceeds arising from the Qualified Liquidity Event in the manner set forth in Appendices IV and VIII of the Term Sheet and Clause 7 above.

(e) Guarantees: The collateral provided in the New Plan Support Agreement and its annexes, as well as those provided in Appendix IV of the Term Sheet, shall be granted.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 37

(f) Obligations to do and not to do: The obligations to do and not to do established in the New Plan Support Agreement and its annexes, as well as those provided for in Appendix IV of the Term Sheet, shall be observed.

(g) Events of Default. The events of default set forth in the New Plan Support Agreement and its appendices, as well as those set forth in Appendix IV of the Term Sheet, shall be observed.

(h) Prepayment: The possibility of prepayment shall be observed as established in the New Plan Support Agreement and its annexes, as well as in the Term Sheet.

8.2.4 Payment of Restructured Bradesco Credits. In view of the nature and origin of the Restructured Bradesco Credits, Bradesco’s payment will fully observe the stipulations of the New Plan Support Agreement and its attachments, as well as Appendix III of the Term Sheet. The payment will be instrumentalized through the conclusion of amendment and consolidation instruments of the Bradesco Loan Agreement and the Non-Subject Bradesco Agreement, whose terms and conditions are summarized below:

(a) Expiration: 12.31.2026.

(b) Discount: The restructured Bradesco Credits will be restructured, so that they will total the amount of $42,700,000.00, on the Closing Date.

(c) Interest and Inflation adjustment. Prior to the Closing Date, Bradesco, in the form of the Plan Support Agreement, as well as Appendix III of the Term Sheet, shall indicate whether the interest will be pre-fixed or post-fixed, observing the possibilities indicated in the table below. At least three (3) Business Days prior to each interest payment date, Constellation Group shall inform Bradesco whether the interest due will be paid in cash or PIK. The interest will be paid or capitalized, as the case may be, on the last business day of March, June, September, and December of each year.

Type of interest rate(cash or PIK at the borrower’s choice / pre or post fixed at Bradesco’s choice)	Interest Rate
Post Fixed Interest Rate PIK	☐ SOFR plus 3% per year
PIK Pre-Fixed Interest Rate	☐ 4% per year
Post Fixed Cash Interest Rate	☐ SOFR plus 2% per year
Pre-Fixed Cash Interest Rate	☐ 3% per year

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 38

(d) Amortization. The Companies Under Reorganization shall apply the Surplus Cash Balance in the amortization of the Restructured ALB Credits, observing the New Plan Support Agreement and its annexes, as well as Appendices III and IX of the Term Sheet.

(e) Conversion of the Credit into Equity Upon a Liquidity Event: Upon the occurrence of a Qualified Liquidity Event, as described in the New Plan Support Agreement and its annexes, as well as in the form of Appendix VIII of the Term Sheet, the total outstanding balance of the Restructured Bradesco Credits shall be converted into Class C-3 Shares, in which case it shall be entitled to receive the net proceeds resulting from the Qualified Liquidity Event, in the manner set forth in Appendices III and VIII of the Term Sheet and in Section 7 above.

(f) Guarantees: The collateral provided in the New Plan Support Agreement and its annexes, as well as those provided in Appendix III of the Term Sheet, will be granted.

(g) Obligations to do and not to do: The obligations to do and not to do established in the New Plan Support Agreement and its annexes, as well as those provided for in Appendix III of the Term Sheet, shall be observed.

(h) Events of Default. The events of default set forth in the New Plan Support Agreement and its appendices, as well as in Appendix III of the Term Sheet, shall be observed.

(i) Prepayment: The possibility of prepayment shall be observed as established in the New Plan Support Agreement and its annexes, as well as in the Term Sheet.

8.3 Payment to Unsecured Creditors. All Unsecured Credits, with the exception of the form of payment set forth in Clause 8.3.1, as well as the provisions contained in Clauses 8.5, 8.6 and 8.7 below, will be paid without the incidence of interest or inflation adjustment, by December 31, 2050.

8.3.1 Payment of the 2030 Bonds Credits. In view of the nature and origin of the 2030 Bonds Credits, the payment of the 2030 Bonds Credits will fully comply with what is stipulated in the New Plan Support Agreement and its annexes, as well as in Appendix V of the Term Sheet. The payment will be instrumented by means of new credit notes, issued by Constellation Holding, in the form of an Indenture to be governed by New York law, the terms and conditions of which are summarized below:

(a) Expiration: 12.31.2050.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 39

(b) Discount: The 2030 Bonds Credits will be restructured, so that they will total the amount of US$ 3,111,566.00, on the Closing Date.

(c) Interest and Inflation adjustment. Interest of 0.25% PIK will be charged. The interest will be capitalized on the last business day of March, June, September, and December of each year.

(d) Credit Conversion Upon a Liquidity Event: Upon the occurrence of a Qualified Liquidity Event, as described in Appendix VIII of the Term Sheet, the entire outstanding balance of the 2030 Bonds Credits shall be converted into Class C-4 Shares, in which case it will be entitled to receive the net proceeds resulting from the Qualified Liquidity Event, as set forth in Appendices V and VIII of the Term Sheet and Clause 7 above.

(e) Prepayment: The possibility of prepayment shall be observed as established in the New Plan Support Agreement and its annexes, as well as in the Term Sheet.

8.4 Payment of ME/EPP Creditors. All ME/PME Credits, subject to the provisions contained in Sections 8.5, 8.6 and 0 below, will be paid, without the incidence of interest or inflation adjustment, within two (2) years from the Confirmation Date.

8.5 Payment of Suppliers’ Credits. The payment of the Supplier Credits held by the Supplier Creditors will be paid without the incidence of interest or inflation adjustment and in up to two (2) years counted from the Confirmation Date, except for the events set forth in Clauses 8.6 and 8.7 below.

8.6 Payment of Partner Creditors. The Partner Creditors that do not have any other specific payment condition set forth in this Restated Plan, even if they are Delayed Creditors, will be paid without the incidence of interest or inflation adjustment within one hundred and eighty (180) days as of the Confirmation Date. For the sake of clarity: partial payments may or may not be made by the Companies under Reorganization, provided that the full payment is made within one hundred and eighty (180) days from the Confirmation Date.

8.7 Payment of Unliquidated Credits. All Unliquidated Credits, including those that are also classified as Delayed Credits, shall be paid without interest or indexation until December 31, 2050.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 40

8.8 Payment of Delayed Credits. All Delayed Credits, if not otherwise provided for in this Restated Plan, will be paid without interest or monetary adjustment until December 31, 2050.

8.9 Payment of Credits held by Subrogatory Creditors. The Sub-rogated Credits held by Subrogated Creditors will be paid on the same terms as provided in this Restated Plan for payment of the respective Subrogated Credit.

9 Governance Issues Arising from the Debt Restructuring and Debt to Equity Conversion of Constellation Holding.

9.1 Corporate Chart Post-Closing Date. Once the debt of the Companies under Reorganization has been converted into share capital or securities of Constellation Holding, the corporate structure of Constellation Holding shall reflect the following composition:

☐ Legacy Shareholders: 27.0% (represented by Class A Shares);

☐ Creditors of the New Participating 2024 Bonds: 47.0% (represented by Class B-1 Shares); and

☐ Subscription Warrants Holders: if exercised, 26.0% (represented by the right to purchase Class B-2 Shares).

9.1.1 The composition of the new equity interests detailed in Clause 9.1 above, does not reflect the conversion of the new convertible debt or the Contingent Value Rights, but reflects the exercise, in full, of the warrants. For the sake of clarity, if the warrants are not exercised, the pro forma allocation of the new equity interests will be as follows:

☐ Legacy Shareholders: 36.5% (represented by Class A Shares);

☐ Creditors of the New Participating 2024 Bonds: 63.5% (represented by Class B-1 Shares).

9.2 No Succession. In all provisions of this Restated Plan in which there is a provision for the conversion of debt into share capital or securities of Constellation Holding, said conversion shall occur, for any and all purposes and effects, so that there is no succession or liability of the Creditors for the debts of any nature of the Companies under Reorganization to third parties, due to the mere conversion of the debt into capital stock, including due to the exercise of the Subscription Bonus or the Contingent Value Rights, as provided in §3 of article 50 of the LRF, observed in any the New Plan Support Agreement and its annexes, as well as the Term Sheet.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 41

9.3 Rights Granted to Legacy Shareholders. On the Closing Date, LuxCo or the Cayman Trust, as the case may be, and CIPEF, will receive Contingent Value Rights in the manner set forth in the New Plan Support Agreement and its attachments, and the Term Sheet.

9.4 Restrictions concerning LuxCo. On the Closing Date, under penalty of failure to comply with this Restated Plan, any new interest, rights or corporate titles to be attributed to LuxCo will be held in a trust constituted in accordance with the laws of the Cayman Islands, provided that such interest, rights or titles shareholders will remain under the exclusive ownership of Trust Cayman until the provisions of the documents governing Trust Cayman and the New Plan Support Agreement, the Term Sheet and its respective annexes are fully complied with.

9.5 New Shareholders’ Agreement. The New Shareholders’ Agreement will be entered into between (i) Constellation Holding, (ii) Class A Shareholders, (iii) Class B Shareholders; (iv) holders of the Subscription Warrants and (v) the representatives of the holders of the debts that will be convertible into Class C-1 Shares, Class C-2 Shares, Class C-3 Shares, and Class C-4 Shares. For all legal purposes, Class A Shares, Class B-1 Shares, Class B-2 Shares, Class C-1 Shares, Class C-2 Shares, Class C-3 Shares and Class C-4 Shares will constitute the entire capital of Constellation Holding after the Closing Date and will have all the same rights and privileges, subject to the other provisions established in the New Plan Support Agreement and its annexes, as well as in Appendix VII-A of the Term Sheet.

9.5.1 Main Aspects of the New Shareholders’ Agreement. The New Shareholders’ Agreement, which shall be governed by the laws of Luxembourg, shall contain, among others specified in Appendix VII-A of the Term Sheet, the following provisions:

(i) All Shareholders will be entitled to pro rata tag along rights in respect of any sale of more than 50% of the share capital of Constellation Holding (assuming conversion of the entire Subscription Warrants) by a person or group in a single transaction or series of related transactions, except for affiliates or among the then-existing Shareholders or holders of Contingent Value Rights (excluding affiliates or the Shareholders or holders of Contingent Value Rights who, together with their affiliates, hold less than 3% of the total equity interest of Constellation Holding (assuming full conversion of Subscription Warrants, but excluding any equity interest and Subscription Warrants that are acquired through said acquisition) immediately prior to said acquisition);

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 42

(ii) all equity holders (including shares, warrants, Contingent Value Rights and debt conversion instruments) may be required to sell their holdings as a result of a Qualified Liquidity Event, as described in Appendix VIII of the Term sheet, subject to the conditions of the New Shareholders’ Agreement;

(iii) Shareholders (including the holders of warrants) will have preemptive rights to subscribe for any new issues of shares or any other securities convertible into shares;

(iv) No restrictions on the transfer of shares, other than those described in the New Plan Support Agreement and its appendices and Term Sheet, will be included in the New Shareholders Agreement, including, without limitation, any obligation to grant any Shareholder a right of first offer or right of refusal;

(i) Except for preemptive rights and rights associated with certain payments, subject to the provisions of the Term Sheet, in particular its Appendix VII-A, there will be no anti-dilution protections for any shares, Contingent Value Rights, Subscription Warrants or any other rights to acquire shares of Constellation Holding, held or to be issued on or after the Closing Date, for any person or entity.

9.6 Composition of the Board of Directors. The Board of Directors of Constellation Holding as of the Closing Date shall have its composition, fomr of election, investiture requirements and prohibitions in the form and under the conditions set forth in Appendix VII-B of the Term Sheet, including, but not limited to:

(i) On the Closing Date: three (3) directors appointed by the Ad Hoc Group; it being understood that each member of the Ad Hoc Group will separately appoint one of the three (3) directors; one (1) director appointed by the lenders of the New Priority DIP Financing; Mr. Jaap Jan Prins; and two (2) Luxembourg resident directors appointed by a third party company appointed by the Ad Hoc Group;

(ii)

(iii) After the Closing Date, for so long as LuxCo or the Cayman Trust is a Class A Shareholder: four (4) directors designated by a majority of the Class B-1 Shareholders; one (1) director designated by a majority of the Class B Shareholders; and two (2) Luxembourg resident directors designated by a third party company appointed by a majority of the Class B-1 Shareholders;

(iv)

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 43

(v) After the Closing Date, when LuxCo or the Cayman Trust is no longer a Class A Shareholder: Five (5) directors designated by a majority of the Class B-1 Shareholders; one (1) director designated by a majority of the Class B Shareholders; two (2) Luxembourg resident directors designated by a third party company designated by the majority of the Class B-1 Shareholders; and for so long as the purchaser of the LuxCo Class A Shares and/or the Cayman Trust holds Class A Shares representing at least 10% of the Share Capital of Constellation Holding, one (1) director designated by a majority of the Class A Shareholders.

(vi)

9.6.1 Nomination. Any candidates for the Board of Directors of Constellation Holding must be approved and meet the criteria set forth in the New Plan Support Agreement and its attachments, as well as in Appendix VII-B of the Term Sheet. Each Shareholder agrees to vote for the candidate nominated by each of the other Shareholders for the composition of the Board of Directors of Constellation Holding. The Chairman of the Board of Directors will be appointed by a majority of the members of the Board of Directors.

9.6.2 Sealing. No candidate shall be nominated or appointed to the Board of Directors if his or her status as a director of Constellation Holding prohibits Constellation Holding from bidding for new contracts.

9.6.3 Governance. The management of Constellation Holding shall observe in the conduct of its activities, the best practices of corporate governance, in addition to all the terms, conditions, limitations and restrictions of this Restated Plan, the New Plan Support Agreement and the Term Sheet.

9.6.4 Restrictions on Assignment. From and after the Closing Date, any transferee of Class A Shares or Contingent Value Rights held by LuxCo (or the Cayman Trust, as the case may be) must become a party to the New Shareholders Agreement. The effectiveness of any transfer of LuxCo’s (or the Cayman Trust’s) equity interest will be subject to compliance with the terms and conditions of the New Shareholders Agreement.

10 Additional rules to be observed for debt settlement.

10.1 Payment Method. In compliance with the New Plan Support Agreement and its annexes, as well as the Term Sheet, as well as the New Restructuring Instruments, and except for Individual Labor Creditors holding Sub-Judice Credits, who will always receive through judicial deposit in the records of the respective processes, the amounts owed to the Bankruptcy Creditors will be paid through (i) direct transfer of funds or deposit in the bank account of the respective Creditor; or (ii) by payment order to be withdrawn directly from the cash of the financial institution by the respective Creditor, as the case may be, the proof of said financial transaction serving as proof of the settlement of the respective payment. It is certain that, the Unsecured Creditors and ME/EPP Creditors must, within ten (10) days from the Confirmation Date, inform their respective bank accounts for the purposes provided for in this Clause, by means of written communication addressed to any of the Debtors, pursuant to Clause 12.3 below, given that payments that are not made in a timely manner due to the Unsecured Creditors and ME/EPP Creditors not having informed their bank accounts within that period shall not be considered as an event of non-compliance of the Restated Plan. In this case, at the Debtors’ discretion, payments due to Unsecured Creditors and ME/EPP Creditors who have not informed their bank accounts may be made in court, at their own expense, who shall be liable for any aggregate costs due to the use of the judicial process for deposit. There shall be no incidence of interest, fines, default charges or non-compliance with this Plan if the payments have not been made because the Unsecured Creditors and the ME/EPP Creditors have not timely informed their bank accounts.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 44

10.2 Increases in the amounts of Credits by judicial decision or agreement. In the event of any increase in the value of any Credit resulting from a final judicial decision or agreement between the parties, the increased value of the Credit shall be paid in the manner provided for in this Plan, from the final judgment of the judicial decision or execution of the agreement between the parties. In this case, the rules for the payment of the increased value of such Credits shall only be applicable from said final decision or from the date of the execution of the agreement between the parties.

10.3 Tax Issues.

10.3.1 The Companies Under Reorganization and the Bankruptcy Creditors agree to work together to implement the transactions contemplated in this Restated Plan, in the New Plan Support Agreement, in the Term Sheet and/or in the New Instruments of Restructuring in the most efficient manner from a tax and legal point of view valid and feasible (including for the purposes of preserving any favorable tax aspects attributable to Constellation Holding), provided that this Restated Plan, the New Plan Support Agreement, the Term Sheet and/or the New Restructuring Instruments are observed.

10.3.2 Subject to the provisions of the New Plan Support Agreement, the Term Sheet and its related annexes, all payments made by or on behalf of Constellation Holding with respect to the Supporting Creditors and the New DIP Financing Creditors, any other creditor that may be so qualified under the New Restructuring Instruments or other applicable beneficiary as provided for in the New Restructuring Instruments, including any PIK or deferred payment amounts and advisor payments, must be made in full so that the amount payable will be increased, as necessary, so that, after any deduction or withholding required by applicable law, each Creditor or applicable beneficiary receives an amount equal to the sum it would have received had there been no direct tax deduction or withholding.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 45

11 Effects of the Restated Plan.

11.1 Binding of the Restated Plan. Except for the provisions of Clause 11.12 below, from the Judicial Confirmation of the Restated Plan, the provisions of this Restated Plan are binding on the Companies under Reorganization (subject to obtaining any necessary approvals mentioned in Clause 3.3 above), their Legacy Shareholders, the Bankruptcy Creditors and respective Creditors Assignees and successors, pursuant to article 59 of the LRF. The Approval of the Restated Plan, together with the Judicial Confirmation of the Restated Plan, constitutes authorization and binding consent granted by the Creditors so that the Debtors may, within the limits of applicable law, including the LRF, adopt any and all measures that are appropriate and necessary for the implementation of the measures provided for in this Restated Plan and in the New Restructuring Instruments, including obtaining a judicial, extra-judicial or administrative measure (either in accordance with the LRF or under any procedure of a main or incidental nature) pending or to be initiated by the Constellation Group, any of the representatives of the Debtors or any representative of the Judicial Reorganization in any jurisdiction other than Brazil for the purpose of conferring force, validity and effect on the Restated Plan and its implementation. For the sake of clarity, the Creditors that approve the Restated Plan and the Legacy Shareholders expressly declare that they undertake to approve any other instrument of composition in another jurisdiction formalized by the Companies Under Reorganization, provided that such instrument reflects the terms and conditions of this Restated Plan, of the New Plan Support Agreement, Term Sheet and their respective annexes, subject to reasonableness, good faith, as well as the reservations and qualifications contained in the New Plan Support Agreement and Term Sheet, in order to implement the terms of this Restated Plan.

11.2 Amendments, Changes or Modifications to the Plan. After the Judicial Confirmation of the Restated Plan, amendments, alterations or modifications to the Restated Plan may be proposed at any time by the Companies Under Reorganization, provided that such amendments, alterations or modifications are accepted by the Bankruptcy Creditors, pursuant to the LRF. Amendments to the Plan, as long as approved in accordance with the LRF, oblige all creditors subject to it, regardless of their express agreement with subsequent amendments.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 46

11.3 Novation. This Restated Plan implies novation of the Bankruptcy Credits, which shall be paid in the manner set forth in this Restated Plan. By virtue of said novation, all obligations, covenants, financial indices, early maturity hypotheses, as well as other obligations and guarantees related to Bankruptcy Credits that are incompatible with the conditions of this Restated Plan will no longer be applicable, being fully replaced by the provisions contained in this Restated Plan, in the New Plan Support Agreement, in the Term Sheet and, after the Closing Date, in the New Restructuring Instruments.

11.4 Ratification of Acts and Consent. Except as provided in Section 11.12 below, the Approval of the Restated Plan by the Meeting of Creditors, together with the Judicial Confirmation of the Restated Plan, will represent the agreement and ratification of the Companies under Reorganization, the Joint Provisional Liquidators and the Bankruptcy Creditors of all acts performed and obligations contracted (which are in accordance with the New Plan Support Agreement, Term Sheet and Restated Plan) exclusively for the full implementation and consummation of this Restated Plan and Judicial Reorganization, including the execution of the New Plan Support Agreement, Term Sheet and New Restructuring Instruments and the filing of an Ancillary Proceeding Abroad, whose acts are expressly authorized, validated and ratified for all legal purposes, with the exception that in relation to the Companies under Reorganization incorporated under the Law of the British Virgin Islands and Cayman Islands, subject to Ancillary Proceeding Abroad, the acts of the Companies under Reorganization, acting through their Joint Provisional Liquidators or in any other way, may eventually require the approval of the British Virgin Islands Courts or the Cayman Islands Courts (as applicable) until the Ancillary Proceeding Abroad. The Bankruptcy Creditors are fully aware that the values, duration, terms and conditions of satisfaction of their Bankruptcy Credits are amended by this Restated Plan. The Bankruptcy Creditors, in the exercise of their autonomy of will, declare that they expressly agree with the aforementioned changes, under the terms provided for in this Restated Plan, giving up the receipt of any additional amounts, even if provided for in the instruments that gave rise to the Bankruptcy Credits or in judicial, administrative or arbitration decision, as they are convinced that this Restated Plan reflects economic and financial conditions that are more favorable to them than the maintenance of the original payment conditions of their Bankruptcy Credits.

11.4.1 The inclusion in this Restated Plan, in the New Plan Support Agreement and in the Term Sheet of the terms and conditions for restructuring the Non-Subject ALB Credits, Non-Subject Bradesco Credits, New Bonds 2024 Credits Non-Subject Participants and, if contracted, the New Financing Priority DIP, does not imply abdication, desistence, waiver, acceptance or any other form of waiver on the part of the respective Creditors with respect to the extra-bankruptcy of said Credits Not Subject to Judicial Reorganization, which remain with all prerogatives, rights, terms and applicable conditions.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
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REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 47

11.5 Powers of the Constellation Group to implement the Restated Plan. After the Judicial Confirmation of the Restated Plan, the Constellation Group shall (and, therefore, is authorized by the Bankruptcy Creditors) adopt all necessary measures to (i) if necessary, submit the Approval of the Restated Plan to an Ancillary Proceeding Abroad, with the purpose of giving effect to the Restated Plan in the United States and in the British Virgin Islands or the Cayman Islands, under the terms of the applicable legislation, (ii) initiating and/or proceeding with other judicial, extrajudicial or administrative proceedings, whether of insolvency or otherwise, in jurisdictions other than the Federative Republic of Brazil, including the United States and the British Virgin Islands, as necessary, (iii) pay the costs of the Joint Provisional Liquidators, as well as the costs and expenses related to the restructuring as provided for in the New Plan Support Agreement and in the Term Sheet, (iv) request the lifting of protests and/or records of restriction of credit against the Companies under Reorganization, related to the non-payment of the Bankruptcy Credits in their original conditions, as well as (v) take all necessary measures, in accordance with applicable Brazilian and/or foreign legislation, to comply with the Restated Plan, the New Agreement Plan Support and Term Sheet. The Overseas Ancillary Process may not change the terms and conditions of this Restated Plan.

11.6 Extinction of Shares. Subject to the provisions of Clause 11.12 below, the Creditors, as of the Judicial Confirmation of the Restated Plan, may no longer, in relation to their respective Bankruptcy Credits (i) except as provided in the LRF, file and/or continue any measures in this jurisdiction or in any other, related to any and all dispute, claim, cause of action, whether previously identified or not, known or not, including any claims attributed to the Companies under reorganization that the Creditors may have (either individually or collectively) against the Companies under reorganization or Joint Provisional Liquidators; (ii) execute against the Companies under reorganization any judgment, judicial or administrative decision or arbitration award related to any Bankruptcy Credit; (iii) continue to take any adverse measures and/or actions, in any jurisdiction, notably those in progress under the jurisdiction of the United States of America and the British Virgin Islands, against the Debtors or the Joint Provisional Liquidators; (iv) pledge any assets of the Debtors to satisfy their Bankruptcy Credits or perform any other restrictive act against such assets; (v) create, improve or execute any real guarantee on the Companies under reorganization’ assets and rights to ensure the payment of their Bankruptcy Credits; (vi) claim any right of compensation against the Debtors in relation to any Bankruptcy Credit; (vii) seek satisfaction of its Bidding Credits by any other means; and (viii) maintain protests or credit restriction records against the Companies under reorganization, provided they are related to the non-payment of Bankruptcy Credits in their original conditions. All court enforcement against Debtors related to Bankruptcy Credits shall be terminated and existing liens and consents shall be discharged.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 48

11.7 Discharge. Except for the provisions of Clause 11.12 below, payments made in the manner established in this Restated Plan and/or which have already been made in the form of the Original Plan will, when carried out in full, result in (full compliance with this Restated Plan and/or the Original Plan), automatically and independently of any additional formality, the full, irrevocable and irreversible discharge of all Bankruptcy Credits of any type and nature against the Companies Under Reorganization and their controllers and guarantors, including interest, inflation adjustment, penalties, fines and indemnities. Upon the occurrence of the discharge, the Bankruptcy Creditors shall be deemed to have been discharged, cleared and/or waived in full to any and all Credits, and can no longer claim them, against the Companies under reorganization, controlled, subsidiary, affiliate, associate, as well as other companies belonging to the same corporate and economic group, and their officers, directors, shareholders, partners, agents, Joint Provisional Liquidators, employees, representatives, guarantors, accommodation parties, guarantors, successors and Subrogatory Creditors and Assignee Creditors by any way.

11.8 Compensation. The Bankruptcy Creditors may not, under any circumstances, offset, after the Petition Date, the Bankruptcy Credits they hold against any credits held by the Companies under Reorganization against them, in compliance with the provisions of Clause 11.4.1.

11.9 Disclaimer and Waiver of Exempt Parties. From the Approval of the Restated Plan, and subject to the occurrence of the Closing Date in relation to the Supporting Creditors, the Parties expressly acknowledge and exempt the Exempt Parties, which have acted in accordance with applicable laws and regulations, from any and all liability for the acts performed and obligations related to or in connection with the Judicial Reorganization and/or the Ancillary Proceeding Abroad, including the preparation of the Judicial Reorganization and/or the Ancillary Proceeding Abroad and the negotiation and documentation of the Restated Plan (including the preparation of the New Restructuring Instruments, the negotiation and documentation of the Restated Plan and, in relation to the Joint Provisional Liquidators, any matter arising out of or incidental to the Ancillary Proceeding Abroad), occurred before the Closing Date, granting the Exempt Parties broad, shallow, general, irrevocable and irreversible discharge of all material or moral rights and claims that may arise from said acts in any capacity to the extent that such releases are permitted by applicable law, with the exception of the following (“Non-Exempt Acts”): (i) acts committed by gross negligence, fraud or intent, (ii) the execution of the Restated Plan, the New Plan Support Agreement, the Term Sheet and its respective annexes and the New Restructuring Instruments, which remain fully enforceable against all the applicable parties, in accordance with their respective terms, (iii) any material misrepresentations or omissions with respect to information about any Parties or their affiliates that are relevant to the Judicial Reorganization, the documents referring to the Cayman Trust and any documents referenced or included therein, and, finally, the New Instruments Documents of Restructuring and (iv) any breach, without limitation, of the Restated Plan, the New Plan Support Agreement, the documents relating to Trust Cayman, the Term Sheet and their respective annexes and the New Restructuring Instruments, of any protocols made in connection with Recovery Court and any other documents related to the Restated Plan, the New Plan Support Agreement, the documents referring to Trust Cayman, the Term Sheet and their respective annexes and the New Restructuring Instruments, including the declarations, guarantees and covenants, regardless of when such violation is discovered. As of the Approval of the Restated Plan, and subject to the occurrence of the Closing Date in relation to the Supporting Creditors, the Parties expressly and irrevocably waive, to the extent permitted by applicable law, any claims, actions or rights to file, promote or claim, judicially or extrajudicially, on any account and without reservations, compensation for damages and/or other actions or measures against the Exempt Parties, known or unknown, in relation to the acts performed and obligations assumed by the Released Parties under the Judicial Reorganization and any documents related to the Restated Plan, the New Plan Support Agreement, the documents relating to Trust Cayman, the Term Sheet and their respective annexes and the New Restructuring Instruments, provided that its performance was within the limits of applicable law, including any matter arising out of or incidental to the Ancillary Proceeding Abroad and in relation to the Joint Provisional Liquidators (with the exception of Non-Exempt Acts). The Approval of the Restated Plan also represents the agreement of the Bankruptcy Creditors with the payment of the costs of the Joint Provisional Liquidators.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 49

11.10 Formalization of Documents and Other Measures. The Companies Under Reorganization undertake to perform all acts and sign all contracts and other documents that, in form and substance, are necessary or adequate for the fulfillment and implementation of this Restated Plan and related obligations.

11.11 Assignment and transfer of Bankruptcy Credits.

11.11.1 None of the Supporting Creditors may, until the Closing Date, assign their Bankruptcy Credits to third parties, except as provided for in the New Plan Support Agreement and in the Term Sheet.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 50

11.11.2 This Restated Plan, the New Plan Support Agreement and/or the Term Sheet shall in no way be interpreted as preventing Supporting Creditors from acquiring additional Bankruptcy Credits, provided that any Supporting Creditor acquiring Bankruptcy Credits until the Closing Date does so in accordance with the provisions of the New Plan Support Agreement and Term Sheet.

11.11.3 The Bankruptcy Creditors may assign or transfer their Bankruptcy Credits, provided that they do so under the following conditions: (i) the assignment is notified to the Companies Under Reorganization at least 10 Business Days in advance of the payment dates; and (ii) the notification is accompanied by proof that the Assigned Creditors have received and confirmed the receipt and acceptance of this Restated Plan, recognizing that the Bankruptcy Credit assigned, whether by law or voluntary adhesion, is subject to the effects of this Restated Plan, observed, with regard to Supporting Creditors, the rules defined in the New Plan Support Agreement, in the Term Sheet and its respective annexes.

11.11.4 The Debtors are under no obligation to issue any document or publicly disclose any information for the purpose of allowing an Bankruptcy Creditor to transfer any of its Bankruptcy Credits.

11.11.5 The terms of any confidentiality agreements signed by the Companies under Reorganization with third parties will remain valid and effective in their original terms, not replacing this Restated Plan, the New Plan Support Agreement or the Term Sheet any rights or obligations arising from such confidentiality agreements.

11.11.6 Any transfer in violation of these provisions and the New Plan Support Agreement and Term Sheet will be considered void ab initio.

11.12 Subsequent Milestones. The New Plan Support Agreement provides for the achievement of Subsequent Milestones. The deadline for achieving Subsequent Milestones may be extended in the form of Section 12 of the New Plan Support Agreement. Notwithstanding the provisions of this Restated Plan, especially Clauses 11.1, 11.3, 11.4, 11.6, 11.7 and 11.9 above, in case of non-attainment of any of the Subsequent Milestones, after extensions if applicable, the consequences set forth in the New Plan Support Agreement shall apply, subject to the effectiveness and validity of the acts regularly performed until then, under this Restated Plan and/or the Original Plan, as applicable.

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 51

12 General Provisions.

12.1 Return to Status Quo Ante. In the event of non-compliance with this Restated Plan that causes the conversion of the Judicial Reorganization into bankruptcy, the Creditors will have reconstituted their rights and guarantees under the conditions originally contracted, except for the acts validly performed within the scope of this Judicial Reorganization, which includes any payments made, the issuance of debt securities and guarantees granted under the Original Plan and/or the Restated Plan, as well as the New Priority DIP Financing.

12.2 Conclusion of the Judicial Reorganization. In attention to article 61 of the LRF, considering that two (2) years have elapsed since the judicial ratification of the Original Plan, the supplementary supervision period of this Judicial Reorganization shall be closed after the Closing Date is verified and informed in the records.

12.3 Communications. All notifications, requests, orders and other communications to the Companies Under Reorganization, required or permitted by this Restated Plan, to be effective, must be made in writing and will be considered carried out when (i) sent by registered mail, with acknowledgment of receipt, or by courier, and actually delivered or (ii) sent by e-mail or other means, when actually delivered and confirmed. All communications shall be addressed as follows, except as otherwise expressly provided in this Restated Plan, or as otherwise informed by the Constellation Group:

Galdino & Coelho Advogados

Rua João Líra, 144, Leblon

Rio de Janeiro, RJ

CEP: 22430-210

Att: Flavio Galdino

Phone: +55 21 3195-0240

Email: constellation@gc.com.br

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 52

12.4 Financial Charges. Except in the cases expressly provided for in the Original Plan and/or in this Restated Plan, no interest or inflation adjustment will be applied to the value of the Bankruptcy Credits.

12.5 Credits in Foreign Currency. Credits denominated in foreign currency shall be kept in the original currency for all legal purposes, in accordance with the provisions of article 50, paragraph 2, of the LRF. For the purposes of calculating limit values and quorums provided for in this Restated Plan, Bankruptcy Credits denominated in foreign currency will be converted into reais based on the closing quotation of the Reais exchange selling rate, available at SISBACEN - Bank Information System Central do Brasil, PTAX-800 transaction on the Confirmation Date, unless otherwise provided in this Restated Plan, in the New Plan Support Agreement or in the Term Sheet.

12.6 Credits not subject to Judicial Reorganization. The Credits Not Subject to Judicial Reorganization that may be paid under the payment conditions provided for in this Restated Plan and/or in the Appendices of the Term Sheet maintain, for all purposes and rights, their extra-bankruptcy nature.

12.7 Divisibility of Restated Plan Forecasts. In the event any term or provision of the Restated Plan is deemed invalid, null or ineffective by the Reorganization Court, the remaining terms and provisions of the Restated Plan shall remain valid and effective, except if such partial invalidity of the Restated Plan jeopardizes the ability to comply with it.

12.8 Accomplished Acts and Facts Resulting from the Original Plan. The Companies Under Reorganization and the Bankruptcy Creditors recognize that the Original Plan generated acts and faits accompli, whose relevant clauses were not reproduced in this Restated Plan, which does not affect its validity and effectiveness.

12.9 Applicable Law. The rights, duties and obligations arising from this Restated Plan shall be governed, interpreted and executed in accordance with the laws in force in the Federative Republic of Brazil, also respecting the laws applicable to the Credits, the New Plan Support Agreement, the Term Sheet and the New Restructuring Instruments.

12.10 Election of Jurisdiction. All controversies or disputes arising out of or in connection with this Restated Plan and governed by the LRF shall be settled by the Reorganization Court. Controversies or disputes that arise or are related to the New Plan Support Agreement, the Term

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

LUCAS LIVINGSTONE FELIZOLA SOARES DE ANDRADE

Sworn Public Translator

NT67164_001

Enrolled in the Trade Board of the State of São Paulo under number 1879, on 06/14/2016, named for the English and Portuguese languages.

Page: 53

Sheet and the New Restructuring Instruments will be settled under the terms established in the respective instruments.

Rio de Janeiro, March 24, 2022.

(Signatures on the next page)

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This was the full content of the document that I faithfully translated, verified and attest. This translation is not a judgment on the form, authenticity and/or content of the document. Lucas Livingstone Felizola Soares de Andrade, CPF (Federal Individual Taxpayers’ Register) 009.109.715-01, enrollment JUCESP 1879. São Paulo, 04/08/2022.//

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For verification of the digital signature please access https://www.portaldeassinaturas.com.br/VerificadorAssinaturas/Verificador and enter the 16-digit code informed on the margin of this document.//

Av. das Américas, 500 - bl. 16 / sl. 209	Av. Brigadeiro Faria Lima, 1461 - 4º Andar, Cj 41, Sala 31A
Barra da Tijuca - CEP 22640-100 - Rio de Janeiro/RJ	Torre Sul - Jardim Paulistano - CEP 01452-002 - São Paulo SP
Tels: (21) 3281.0005 / (21) 99831.3252	Tels: (11) 3034.1580 / (11) 91229.5138
E-mail: rj@nexustraducoes.com	E-mail: sp@nexustraducoes.com

REPÚBLICA FEDERATIVA DO BRASIL	FEDERATIVE REPUBLIC OF BRAZIL

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☑ Lucas Livingstone Felizola Soares de Andrade - 009.109.715-01

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